WATER SERVICE AGREEMENT

                                     for the

                                  SKY RANCH PUD


     THIS AGREEMENT is entered into this ______ day of October, 2003 by and between AIRPARK METROPOLITAN DISTRICT, a quasi-municipal corporation and political subdivision of the State of Colorado ("AMD"); ICON INVESTORS I, LLC, a Colorado limited liability company ("DEVELOPER"); PURE CYCLE CORPORATION, a
Delaware corporation ("PURECYCLE"); and RANGEVIEW METROPOLITAN DISTRICT, a quasi-municipal corporation and political subdivision of the State of Colorado, acting by and through its Water Activity Enterprise ("RANGEVIEW").

                                    RECITALS

     WHEREAS, urban density development in general accordance with the "Preliminary Development Plan" (Arapahoe County Case No. Z01-010) is proposed for the Sky Ranch PUD ("Property"). The Property occupies about 772.3 acres generally located south of Interstate-70 frontage road, north of Alameda Avenue, west of Hayesmont Road, and east of Powhaton Road in unincorporated Arapahoe County Colorado; as more specifically described in Exhibit A attached hereto.

     WHEREAS, the Property can be so developed only if adequate and sufficient domestic water service is provided thereto.

     WHEREAS, the Property lies within the boundaries of AMD and one of the services of AMD is to provide domestic water service.

     WHEREAS, in order to efficiently provide water service to the Property, AMD and DEVELOPER desire to enter into an agreement with RANGEVIEW and PURECYCLE to finance, acquire, design, construct, operate and maintain certain water facilities to serve the Property, under the terms set forth below.

     WHEREAS, subject to the terms and conditions of the "Amended and Restated Lease Agreement" ("Lease") dated April 4, 1996 between the State of Colorado Board of Land Commissioners ("Land Board") and RANGEVIEW and the Agreement for Sale of Export Water ("Export Water Agreement") dated April 11, 1996 between PURECYCLE and RANGEVIEW, the Land Board conveyed to RANGEVIEW, which subsequently conveyed to PURECYCLE, certain rights to surface water and groundwater on and beneath the Land Board's property known as the Lowry Range, which water rights are more specifically outlined in Section 6.1 of the Lease.

     WHEREAS,  PURECYCLE  serves  as  the  service  provider  for  RANGEVIEW.

     WHEREAS, pursuant to Section 8.3 of the Lease, RANGEVIEW and PURECYCLE have the right to provide a water delivery system for use by customers both on and off the Lowry Range, which system shall be developed pursuant to a unified master plan.

     WHEREAS, facilities developed for use by customers off the Lowry Range shall be integrated with facilities developed for use by customers within the Lowry Range.

     WHEREAS, subject to the terms and conditions of an Option Agreement for Export Water Service anticipated to be entered into between PURECYCLE and the DEVELOPER attached hereto as Exhibit F, PURECYCLE desires to reserve certain Export Water Rights sufficient to provide water service to the Property at the development densities anticipated for the Property.

     WHEREAS, PURECYCLE and RANGEVIEW are capable of providing domestic water service to the Property subject to the terms and conditions of the Lease.

     WHEREAS, in order to induce RANGEVIEW and PURECYCLE to cause the Water Facilities to be constructed on a schedule which will accommodate anticipated development of the Property, AMD and DEVELOPER desire to participate with RANGEVIEW and PURECYCLE as provided herein with financing and otherwise promoting the construction of such Water Facilities.

     WHEREAS, to make water service available, RANGEVIEW and PURECYCLE are relying in part upon AMD's and DEVELOPER's timely payment of certain fees and charges and also on their timely execution of other obligations, all as identified in this Agreement.

     WHEREAS, the Water Facilities will benefit and enhance the value of the Property.

     WHEREAS, the execution of this Agreement will serve a public purpose and promote the health, safety, prosperity and general welfare by providing for the planned and orderly provision of domestic water service.

     WHEREAS, AMD intends to provide a wastewater treatment plant to serve the development of the Property.

     WHEREAS, AMD will provide wastewater treatment services to RANGEVIEW and PURECYCLE as well as allowing RANGEVIEW and PURECYCLE to use the wastewater effluent from the wastewater treatment plant for irrigation purposes.

     NOW THEREFORE, in consideration of the above recitals, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATIONS
                         -------------------------------

1.01  Definitions.  As  used  herein unless the context indicates otherwise, the
      -----------
words defined below and capitalized throughout the text of this Agreement shall have the respective meanings set forth below:

     (a)  Agreement:  This  Water  Service  Agreement  and any amendments hereto
          ---------
     made  in  accordance  herewith.

     (b)  AMD:  Airpark  Metropolitan  District,  a party to this Agreement, and
          ---
     its  employees,  agents,  officers,  directors,  successors  and  assigns.

     (c)  Corporation Stop:  The valve which     connects to a water main by its
          ----------------
     upstream connection and to the Customer's water service pipeline by its downstream connection.

     (d)  Customer:  Customer  shall  refer  to  an  end  user  of  water  from
          --------
     PURECYCLE's Water Facilities whose property and place of use are located within the Property.

     (e)  Dedicated  Groundwater:  443  acre-feet  per  year  of  water from the
          ----------------------
     Arapahoe and Laramie-Fox Hills aquifers underlying the Property as decreed in Case No. 85CW157 in the Water Court for Colorado, Water Division No. 1 and which DEVELOPER is obligated to dedicate to PURECYCLE pursuant to
     Section  2.01(e)  herein.

     (f)  DEVELOPER:  ICON  INVESTORS I, LLC, a party to this Agreement, and its
          ---------
     employees,  agents,  officers,  directors,  successors  and  assigns.

     (g)     Effective Date:  The Effective Date of this Agreement as defined in
             --------------
     Section  10.01  herein.

     (h)  Equivalent  Residential Unit (EQR):  The measure of demand placed upon
          ----------------------------------
     the Water Facilities by a typical and average single-family detached residence, as determined under RANGEVIEW's Rules and Regulations and as further described in Section 2.01(d).

     (i)  Export  Water:  Water  from  the  Lowry  Range  that PURECYCLE can use
          -------------
     outside  of  the  Lowry Range service area, as more specifically defined in
     Section  6.1  of  the  Lease.

     (j)  Export Water Agreement:  The Agreement for Sale of Export Water by and
          ----------------------
     among  RANGEVIEW  and  PURECYCLE  executed  April  11,  1996.

     (k)  Export  Water  Deed:  The  Bargain and Sale Deed among the Land Board,
          -------------------
     RANGEVIEW and PURECYCLE executed April 11, 1996, as recorded on July 31, 1996 at Reception No. A6097803 in the Arapahoe County Clerk and Recorder's Office, together with any and all amendments thereto.

     (l)  Lease:  The Amended and Restated Lease Agreement between RANGEVIEW and
          -----
     the State of Colorado, acting by and through the Land Board (Lease No. S-37280), executed April 4, 1996, as recorded on July 31, 1996 at Reception No. A6097802 in the

     Arapahoe County Clerk and Recorder's Office, together with any and all amendments thereto.

     (m)  Option  Agreement:  The  Option  Agreement  for  Export  Water Service
          ------------------
     attached  hereto  as  Exhibit  F  and  referenced  in  Section 2.01(e)(ii).

     (n)  Person:  Any  individual,  corporation,  joint venture, estate, trust,
          ------
     partnership, association or other legal entity other than PURECYCLE or RANGEVIEW.

     (o)  PURECYCLE:  Pure Cycle Corporation, a party to this Agreement, and its
          ---------
     employees,  agents,  officers,  directors,  successors,  and  assigns.

     (p)  Property:  The  real  property  known  as  the  "Sky Ranch PUD" and as
          --------
     specifically  described  in  Exhibit  A  hereto.

     (q)  RANGEVIEW:  Rangeview  Metropolitan  District,  a  party  to  this
          ---------
     Agreement, and its employees, agents, officers, directors, successors, and assigns.

     (r)  Rules  and  Regulations:  The  Rules  and  Regulations  adopted  by
          -----------------------
     RANGEVIEW,  as  they  may  be  amended  from  time  to  time.

     (s)  Water  Facilities:  Those  facilities  required  for  the  production,
          -----------------
     treatment, storage, and delivery of both potable and irrigation water to, on, or for the Property, all as more particularly described hereunder.

     (t)  Water  Tap:  The  written  authorization,  in the form of sequentially
          ----------
     numbered tap licenses issued by PURECYCLE, to connect to the Water Facilities, as governed by RANGEVIEW's Rules and Regulations. Unless otherwise provided for herein, a Water Tap shall be assumed to be for one EQR.

     (u)  Water  Tap  Fee:  Collective reference to the Water System Development
          ---------------
     Charge  and  the  Water Resource Charge, both as defined and established in
     Article  12  of  RANGEVIEW's  Rules  and  Regulations.

1.02  Interpretation.  In this Agreement, unless the context otherwise requires:
      --------------

     (a) The terms "herein," "hereunder," "hereby," "hereto," "hereof" and any similar term, refer to this Agreement as a whole and not to any particular Article, Section or subdivision hereof; the term "heretofore" means before the date of execution of this Agreement; the term "now" means at the date of execution of this Agreement; and the term "hereafter" means after the date of execution of this Agreement.

     (b) All definitions, terms and words shall include both the singular and the plural.

     (c) Words of the masculine gender include correlative words of the feminine and neuter genders, and words importing the singular number include the plural number and vice versa.

     (d) The captions or headings of this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provision, Article or Section of this Agreement.


                                    ARTICLE 2
                                  WATER SERVICE
                                  -------------

2.01  Conditions  of  Service.  PURECYCLE  and  RANGEVIEW agree to provide water
      -----------------------
service to the Property subject to the terms and conditions of this Agreement. The Water Facilities will include a "dual pipe distribution system" that will provide both potable water and irrigation water service to the Property.

     (a) Development of the Property is anticipated to occur in phases over several years. Construction of Water Facilities will also occur in phases, as mutually determined by PURECYCLE, RANGEVIEW, the DEVELOPER and AMD, to reasonably meet the anticipated water demands of the Property and the service for Water Taps as outlined in Exhibit C. Certain water facilities will be constructed by PURECYCLE, RANGEVIEW and AMD as more specifically described herein.

     (b) Water service to the Property hereunder shall be generally governed by and subject to RANGEVIEW's Rules and Regulations (providing inter alia for rates, fees and charges), which are incorporated herein by reference, and to the laws, ordinances and regulations of all federal, state and local governmental entities and agencies having jurisdiction. PURECYCLE acknowledges that the Water Tap Fees, user charges, service charges, and any other rates, fees, tolls, and charges imposed in connection with water service to the Property provided by PURECYCLE in connection therewith, except for the Special Facilities Surcharge described in Section 4.03(b) below, shall be subject to Section 8.2 of the Lease. RANGEVIEW acknowledges that, to the extent DEVELOPER or the Customers pay fees to PURECYCLE in accordance with the fee schedule set forth in the RANGEVIEW Rules and Regulations, that no additional fees shall be imposed or collected by RANGEVIEW.

     (c) Water service to the Property hereunder is subject to the Lease and the Export Water Deed. If any provision of this Agreement creates or causes a breach or violation of the Lease or of the Export Water Deed, the parties shall work together to revise such provision so that it no longer causes such breach or violation.

     (d) RANGEVIEW's Rules and Regulations establish the use of EQRs for determining the impact of different water customers on the Water Facilities and for assessing rates and charges. To the extent that they apply to water service to the Property, the standards for determination of an EQR shall not be changed during the term of this Agreement without the prior written consent of AMD, except that AMD's consent shall not be required in the event that development of the Property is not substantially consistent with the Sky Ranch Preliminary Development Plan, Arapahoe County Case Number Z01-010 ("PDP").

     (e) The DEVELOPER and/or AMD will secure sufficient water rights to serve the proposed development of the Property as follows:

          (i) DEVELOPER shall acquire, transfer and convey, or otherwise effect the transfer and conveyance, to PURECYCLE of good and merchantable title without encumbrances for the Dedicated Groundwater underlying the Property by a conveyance in the form of the "Water Rights Special Warranty Deed" attached as Exhibit
               D. DEVELOPER shall convey the Dedicated Groundwater to PURECYCLE upon DEVELOPER's request for construction water as provided for in Exhibit C.

          (ii) In order to assure sufficient and adequate amounts of Export Water to serve reasonable demands as identified in Exhibit C for the Property, PURECYCLE shall grant the DEVELOPER an option for obtaining water service utilizing Export Water pursuant to the Option Agreement attached hereto as Exhibit F. In the event that the DEVELOPER exercises the Option for export water service ("Option") pursuant to the Option Agreement, the DEVELOPER shall purchase Water Taps and receive such service in accordance with the terms and conditions of this Agreement. The terms and conditions of this Agreement shall be deemed incorporated by reference into the Option Agreement except to the extent they are contrary to or inapplicable to the terms and conditions of the Option Agreement. In the event that the DEVELOPER does not exercise the Option, this Agreement shall be deemed effective for water service only up to 1,500 EQRs.

          (iii) DEVELOPER shall be entitled to receive a credit for the Dedicated Ground Water in accordance with Section 4.03(a).

     (f) PURECYCLE shall cause the Water Facilities to be designed to comply with applicable requirements of the federal Safe Drinking Water Act or such other similar or successor laws (the "Safe Drinking Water Act") in effect at the time the Water Facilities are constructed. In addition, PURECYCLE shall operate and maintain the Water Facilities, and to the extent necessary, modify or upgrade the Water Facilities, such that the water provided through the Water Facilities complies with the Safe Drinking Water Act.

     (g) The responsibilities for the construction, operation, and maintenance and the ownership and/or transfer of ownership, for the Water Facilities generally are set out in Article 3 below.


                                    ARTICLE 3
                                WATER FACILITIES
                                ----------------

3.01  Classification  of  Water Facilities.  For the purposes of this Agreement,
      ------------------------------------
Water Facilities are segregated into four categories: Wholesale, Retail, Customer, and Special.

     (a)  Wholesale  Facilities.  Wholesale  Facilities  consist of water wells,
          ---------------------
     well water collection pipelines, water treatment plants, water storage tanks, water storage reservoirs, major water pumping stations, water transmission pipelines, and related appurtenances, all except as may otherwise be identified as Retail Facilities, Special Facilities, or Customer Facilities below. PURECYCLE shall own the Wholesale Facilities. PURECYCLE shall have direct responsibility for the design, construction, operation and maintenance of the Wholesale Facilities in accordance with all state and local governmental requirements. DEVELOPER shall convey or otherwise have transferred to PURECYCLE fee title to or easements acceptable to PURECYCLE for property required for the Wholesale Water Facilities to be located on the Property, including but not limited to the following:

          (i) The pump station/water tank site identified as the 3.4-acre, planning area A19, public facility tract on Sheet 5 of 23 of the PDP.

          (ii) A northern and a southern wellfield allowing for completing, operating, maintaining, and replacing the wells described in Case No. 85CW157 in the Water Court for Colorado, Water Division No. 1 The northern well field is situated in planning area A8 as shown on the PDP. The southern well field is situated in planning area D10 as shown on the PDP. The dedicated area for each wellfield will be about one acre. PURECYCLE shall work cooperatively with DEVELOPER to establish acceptable legal boundaries for each wellfield, with approval by the DEVELOPER not being unreasonably withheld.

     Should DEVELOPER not have or choose not to provide suitable property for the Water Facilities, DEVELOPER shall reimburse PURECYCLE for its costs for acquiring suitable property as an additional designated Special Facility, as is anticipated for the effluent reservoir site in Section 3.01(d)(ii).

     (b)  Retail  Facilities.  Retail Facilities shall be the water distribution
          ------------------
     system to transport potable and irrigation water from connection points with the Wholesale Facilities to all areas of use on the Property. Retail Facilities include, and are limited to, water distribution pipelines ("Water Mains"), valves, fire hydrants, and other appurtenances related to such distribution system. All Water Mains located on or adjacent to the Property shall be considered Retail Facilities. AMD shall be responsible for the design and construction of the Retail Facilities in accordance with the minimum design standards and other provisions contained in RANGEVIEW's Rules and Regulations. Any changes to RANGEVIEW's Rules and Regulations shall be applied consistently to all of RANGEVIEW's customers and to the Property and such changes will not be applied retroactively. AMD shall be solely responsible for all costs for the design and construction of the Retail Facilities independent from any fees, rates and charges assessed by RANGEVIEW. Upon completion of construction, and prior to being placed into operation, AMD shall dedicate and transfer title to all Retail Facilities to RANGEVIEW in accordance with Article 5 of RANGEVIEW's Rules and Regulations. RANGEVIEW's obligations for operation and maintenance of the Retail Facilities shall commence upon its "conditional acceptance" of the Retail Facilities. RANGEVIEW's obligations for repair or replacement of defective work of the Retail Facilities shall commence upon its "final acceptance" of the Retail Facilities. The terms "conditional acceptance" and "final acceptance" shall have the meanings provided for in Article 5 of RANGEVIEW's Rules and Regulations.

     (c)  Customer  Facilities.   Customer  Facilities  consist of water service
          --------------------
     pipelines, piping, meters, plumbing, and related appurtenances used to convey water from a Water Main to an individual Customer, including the physical connection of a service line to a Water Main. The dividing point between the Water Main and the Customer Facilities is the downstream end of the Corporation Stop. Customer Facilities shall be constructed in accordance with the requirements contained in RANGEVIEW's Rules and Regulations and with applicable building codes.

     (d)  Special  Facilities.  Special  Facilities  are  specified  facilities
          -------------------
     required to provide water service to the Property but which are not considered Wholesale Facilities, Retail Facilities, or Customer Facilities. Responsibility for funding, planning, design, construction, operation and maintenance of the Special Facilities are set out below. Special Facilities anticipated to serve the Property consist of, and are limited to, the following:

          (i) Special Facility "A" includes extraordinary facilities required to allow for the interim use of the irrigation Water Facilities for potable water service to accommodate the Property's development schedule and to allow for the deferred construction of an Offsite Water Transmission Pipeline and certain other facilities. Funding for Special Facility "A" shall be pursuant to
               Section 4.03 below. PURECYCLE shall own and shall assume responsibilities for the planning, design, construction, operation and maintenance of Special Facility "A".

          (ii) Special Facility "B" is an approximately 18-acre site for the proposed effluent storage reservoir. Although the reservoir itself is considered a Wholesale Facility, the property on which the reservoir is to be located is considered a Special Facility since AMD and DEVELOPER represent they do not currently have a suitable site on the Property to dedicate to RANGEVIEW. Funding for Special Facility "B" shall be pursuant to Section 4.04 below. RANGEVIEW shall assume responsibilities for the planning, site selection, and acquisition of Special Facility "B". RANGEVIEW shall own and hold the Property interests for Special Facility "B". RANGEVIEW shall request AMD's and DEVELOPER's approval prior to entering into a purchase contract for the reservoir site, with said approval not being unreasonably withheld.

          (iii) Special Facility "C" is the Offsite Water Transmission Pipeline that will transport Export Water to the Property. Said pipeline is to consist of an 18" (or larger) water transmission pipeline and appurtenances located outside of and not directly abutting the Property. Special Facility "C" shall be scheduled to be complete and operational by the time that Water Taps for 1,500 EQRs are purchased for the Property. Funding for Special Facility "C" shall be pursuant to Section 4.03 below. PURECYCLE shall own and shall assume responsibilities for the planning, design, construction, operation and maintenance of Special Facility "C". AMD shall cooperate with RANGEVIEW in obtaining rights-of-way outside of its boundaries as may be necessary for construction of the Offsite Water Transmission Pipeline, which may include exercising the power of eminent domain.

          (iv) Special Facility "D" includes extraordinary facilities required by PURECYCLE to provide effluent water to the Property for irrigation purposes. Special Facility "D" shall be scheduled to be complete and operational by the applicable date shown in the "Special Facilities Schedule" in Exhibit C. Funding for Special Facility "D" shall be pursuant to Section 4.03 below. PURECYCLE shall own and shall assume responsibilities for the planning, design, construction, operation and maintenance of Special Facility "D".

3.02  Construction of Wholesale and Special Facilities.  RANGEVIEW and PURECYCLE
      ------------------------------------------------
shall use all reasonable efforts to cause the Wholesale Facilities and Special Facilities, having sufficient capacity to meet the demands described in Exhibit C, to be permitted, designed, acquired, constructed, installed and made ready to be placed into service according with the schedule also shown in Exhibit C. RANGEVIEW's and PURECYCLE's obligations shall be contingent on the timely payment of fees, rates and charges and on the timely execution of other obligations by AMD and DEVELOPER as identified in this Agreement.

3.03  Regulatory  Approval  Contingencies.  All  parties  to  this  Agreement
      -----------------------------------
acknowledge that the design, construction and operation of the Water Facilities,
     ----
the Special Facilities, and the wastewater facilities require permits and approvals from regulatory entities including the State of Colorado, Arapahoe County, Tri-County Health Department, Bennett Fire Protection District, and others. The granting of such regulatory permits and approvals is beyond the direct control of the parties to this Agreement. In the event one of the parties receives notice from any regulatory agency of a potential delay in the issuance of a permit or necessary approval, such party shall provide immediate written notice to the other parties of such potential delay. The parties shall mutually cooperate to determine a potential solution to lessen the impact of such delay(s).

3.04  Force Majeure.  Without limiting the foregoing, should any party be unable
      -------------
to perform any obligation required of them under this Agreement because of any cause beyond its control, including but not limited to war, insurrection, riot, civil commotion, strikes, lockout, fire, earthquake, windstorm, flood, acts of governmental authorities, moratoriums, material shortages, or any other force majeure, each party's performance of the obligation affected shall, subject to the provisions of Section 9.01 below, be suspended for so long as such cause prevents it from performing such obligation.

3.05 Unified Operation and Use of Water Facilities.   The Water Facilities to be
     ---------------------------------------------
constructed to serve the Property are components of a larger water system planned and to be operated by RANGEVIEW and PURECYCLE. The Water Facilities shall be available for use by all of PURECYCLE's customers in accordance with RANGEVIEW's Rules and Regulations and with sound domestic water system engineering, management and operational practices. If PURECYCLE defaults in its obligations under this Agreement and AMD assumes operation of the Water Facilities in accordance with Section 9.02, AMD shall have the right to serve its existing Customers first and then to provide water service to the remaining Export Water customers. The parties agree that every effort shall be taken to provide continuous, uninterrupted water service to existing Customers.

3.06  Deeds of Trust and Security Interests.  In order to secure the obligations
      -------------------------------------
of PURECYCLE under this Agreement, PURECYCLE shall provide, to the extent held by PURECYCLE, AMD and DEVELOPER with a first-priority deed of trust and/or
Uniform Commercial Code security interest ("UCC Security Interest"), as appropriate, in PURECYCLE's rights to the following collateral: (i) the Dedicated Groundwater, immediately upon any conveyances by DEVELOPER to PURECYCLE pursuant to Section 2.01(e)(i); (ii) the Wholesale Facilities, together with any real property associated therewith upon commencement of construction of such facilities; (iii) Special Facilities A, C and D, together with any real property associated therewith upon commencement of construction of such facilities; and (iv) any other real property or easements (together with any existing or future improvements thereon) conveyed or granted by AMD or the DEVELOPER to PURECYCLE, simultaneously with such conveyance. In order to secure the obligations of RANGEVIEW under this Agreement, RANGEVIEW shall provide AMD a first-priority deed of trust and/or UCC Security Interest in Special Facility B and the Retail Facilities, together with any real property conveyed or granted to RANGEVIEW associated with the Special Facilities and the Retail Facilities. PURECYCLE previously granted a first-priority deed of trust and/or UCC Security Interest to the Land Board in the Export Water. PURECYCLE shall grant AMD and DEVELOPER with a second-priority deed of trust and/or UCC Security Interest in the Dedicated Export Water, as defined in the Option Agreement, at the time the Option is exercised by the DEVELOPER. Upon the payment of Water Tap Fees by the DEVELOPER, PURECYCLE shall obtain, with respect to the Dedicated Export Water applicable to such Water Tap Fees, the release of any first-priority deed of trust and/or UCC Security Interests in the Export Water, such that AMD and the DEVELOPER Deed of Trust and/or UCC Security Interest shall remain as the only first-priority Deed of Trust and/or UCC Security Interest in the Export Water. PURECYCLE covenants that it shall not place any additional encumbrances on the Dedicated Export Water without AMD's and/or DEVELOPER's prior written consent. All of the deeds of trusts and/or UCC Security Interests referenced in this
Section 3.06 shall remain in place until DEVELOPER has purchased all of the Water Taps pursuant to Exhibit C.

3.07  Parties  Obligated.  RANGEVIEW  is  liable  and  responsible  only for the
      ------------------
specific undertakings provided for in Sections 3.01(b) and 3.01(d)(ii) above and
     -
shall have no liability or responsibility whatever for performance of any obligations imposed upon PURECYCLE under this Agreement. Services to be provided by RANGEVIEW pursuant to Section 3.01(b) above shall be provided by PURECYCLE, but RANGEVIEW shall nevertheless be primarily obligated and responsible to the other parties to this Agreement for the performance of those services. Notwithstanding the foregoing, RANGEVIEW shall still be obligated to enforce the provisions of any agreements it has with PURECYCLE that affect the rights and obligations of AMD and/or the DEVELOPER under this Agreement.

3.08 Delegation of Authority.  AMD represents that it has power and authority to
     -----------------------
provide water service to users on the Property and to design and construct the Retail Water Facilities in aid thereof. AMD and RANGEVIEW each recognizes in the other the right to make and enforce rules and regulations and to perform the terms of this Agreement, but AMD shall not interfere with RANGEVIEW and PURECYCLE in the enforcement of RANGEVIEW's Rules and

Regulations or the performance of its obligations under this Agreement to provide water service to the Property. AMD hereby delegates and grants to RANGEVIEW and PURECYCLE all such authority deemed necessary by RANGEVIEW and PURECYCLE to perform their respective obligations under this Agreement, including without limitation all of the power and authority needed to impose and collect RANGEVIEW's rates, fees, and charges for all service provided hereunder and for normal incidental purposes reasonably related thereto. AMD shall require the Customers on the Property to pay RANGEVIEW's rates, fees, and charges, and RANGEVIEW and PURECYCLE shall have power to enforce collection of all such rates, fees, and charges in the manner provided for in RANGEVIEW's Rules and Regulations.


                                    ARTICLE 4
                FEES, RATES, CHARGES, CREDITS AND REIMBURSEMENTS
                ------------------------------------------------

4.01  General.  RANGEVIEW shall establish and from time to time may amend rates,
      -------
fees and charges for water service, which are incorporated herein by reference. Except as otherwise provided for in this Agreement, such rates, fees and charges shall apply to all Customers on the Property obtaining domestic water service from PURECYCLE. For information purposes, the Water Tap Fees and water service charges in effect as of the Effective Date of this Agreement are shown in Exhibit E.

4.02 Water Tap Fees.  DEVELOPER shall purchase Water Taps from PURECYCLE for use
     --------------
on  the Property in accordance with the "Water Tap Takedown Schedule" in Exhibit
C.

4.03  Special  Facilities"A","C" and"D".  DEVELOPER shall participate in funding
      ---------------------------------
the  construction  of  Special  Facilities  "A",  "C"  and "D", as identified in
Section 3.01(d), using a combination of groundwater dedication credits and special facilities surcharges:

     (a) Groundwater Dedication Credits: In lieu of DEVELOPER receiving credits towards the Water Resource Charge portion of Water Tap Fees for DEVELOPER's dedication of approved Dedicated Groundwater per Section 2.01(e)(i), these credits shall be used to fund a portion of the Fund, as hereafter defined. The credit shall be calculated using the Water Resource Charge portion of the Water Tap Fee and shall be granted in accordance with RANGEVIEW's Rules and Regulations, with only one credit being applied to each Water Tap purchased by DEVELOPER. The amount of the credit, using the current Water Resource Charge, is approximately $2,152,000 (which is $3,400 per EQR times 443 acre feet/year divided by 0.7 acre feet/year per EQR). This amount shall be allocated to the Fund.

     (b) Special Facilities Surcharge: DEVELOPER shall pay a special facilities surcharge for the first 1,500 Water Taps purchased. The initial surcharge shall be $442 per EQR; however, if additional facilities are required with respect to Special Facility "D", PURECYCLE and the DEVELOPER will renegotiate the amount of the surcharge.

DEVELOPER's sole obligations for participating in Special Facilities "A", "C", and "D" shall be the Groundwater Dedication Credits per Section 4.03(a) above, payment of the special facilities surcharges as described in Sections 4.03(b)
above,  and  the  provision  of  acceptable
easements for the Special Facilities in accordance with Section 6.02(c). The parties shall establish a Special Facilities Fund (the "Fund"), which shall be held by the Bank of Cherry Creek, a Branch of Western National Bank (the
"BANK").  The  Escrow  Agreement  between  the DEVELOPER, PURECYCLE and the BANK substantially in the form of Exhibit G is attached hereto. DEVELOPER shall deposit amounts equal to the Groundwater Dedication Credits and the Special Facilities Surcharges into the Fund in accordance with the provisions of the Tap Fee Schedule set forth in Exhibit C. Interest shall accrue to the benefit of the Fund. Funds shall be used by PURECYCLE only for direct and indirect costs for the planning, right-of-way acquisition, design, construction, inspection, and other necessary activities for Special Facilities "A", "C", and "D", with these activities being performed in a timely manner such that each special facility is ready to be placed into service as needed and in general accordance with Table C-2, the Special Facilities Schedule, in Exhibit C. The BANK shall maintain a ledger of the Fund and shall provide DEVELOPER and PURECYCLE with a copy of the ledger within seven days of notice by DEVELOPER and PURECYCLE requesting same. If any funds remain in the Fund following completion of the construction of Special Facilities "A", "C", and "D", said funds shall be disbursed to PURECYCLE. In the event that the Fund is insufficient to complete the construction of Special Facilities "A", "C", and "D", PURECYCLE shall be responsible for providing additional funds. In the event that the DEVELOPER does not exercise the Option, any unused funds remaining in the Fund after construction of Special Facilities "A","C" and "D" shall be disbursed to the DEVELOPER.

4.04  Special  Facility"B".   AMD shall reimburse RANGEVIEW for the actual costs
      --------------------
and expenses for Special Facility "B" in an amount not to exceed $270,000.00 (the "Maximum SFB Budget"). If the costs for Special Facility "B" exceed the Maximum SFB Budget, RANGEVIEW shall provide AMD with documentation supporting such increased cost. AMD will have fifteen days to review such information. If AMD is satisfied with the documentation regarding the increased cost AMD will agree to pay such increased costs. If AMD is not satisfied with the documentation regarding such increased costs, RANGEVIEW and AMD will work together to mutually resolve the issue, including further negotiation with the property owner to reduce the cost or parties may determine to pursue condemnation of such property. If the parties are unable to reach resolve about the increased costs of Special Facility "B", RANGEVIEW will pay 60% and AMD will pay 40% of those costs exceeding the Maximum SFB Budget. The selection and purchase of the reservoir site is anticipated to be completed on or about the date set forth in the "Special Facilities Schedule" in Exhibit C. Payment by AMD to RANGEVIEW shall be due upon closing for the site purchase, with RANGEVIEW providing AMD at least thirty days advanced notice of the closing date. Should AMD subsequently obtain a reservoir site, suitable in time and place to RANGEVIEW, and convey this site to RANGEVIEW, then AMD shall only reimburse RANGEVIEW for the costs and expenditures incurred by RANGEVIEW for obtaining title for the reservoir site. Title for the reservoir site shall be held by RANGEVIEW.

4.05  DEVELOPER  Reimbursement.  Reimbursement opportunities, as provided for in
      ------------------------
Article 5 of RANGEVIEW's Rules and Regulations, shall be available to the DEVELOPER only for the Offsite Water Transmission Pipeline, Special Facility "C".

                                    ARTICLE 5
                    DOMESTIC WASTEWATER TREATMENT FACILITIES
                    ----------------------------------------

5.01  Service  to PURECYCLE.  AMD shall arrange for the collection and treatment
      ---------------------
of domestic wastewater from the Property and shall arrange for the treated wastewater to be available to PURECYCLE for use in PURECYCLE's reclaimed water system, all as provided for in Exhibit B.

5.02  Wastewater Service Charges. AMD will establish the rates, fees, tolls, and
      --------------------------
charges for connection to and use of the wastewater system in accordance with rules and regulations to be adopted by AMD and that are to be uniformly applied to all wastewater customers on the Property, including PURECYCLE, subject to the provisions of Exhibit B. PURECYCLE shall be subject to applicable conditions and provisions of AMD's rules and regulations with regards solely to PURECYCLE's obtaining wastewater service from AMD.

5.03  IrrigationSystem.  AMD and DEVELOPER shall cooperate with PURECYCLE in the
      ----------------
planning, design, construction, operation, maintenance, and management of the irrigation Water Facilities such that almost all irrigation demands throughout the Property are met using reclaimed water or raw water. If PURECYCLE is unable to use reclaimed water, the acre-foot per EQR calculation will be adjusted accordingly.


                                    ARTICLE 6
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------

6.01  AMD  Representations  and  Covenants.  In  addition  to  the  other
      ------------------------------------
representations, warranties and covenants made by AMD herein, AMD makes the following representations, warranties and covenants:

     (a) AMD is duly authorized to execute this Agreement and perform its obligations hereunder, and all action on its part for the execution and delivery of this Agreement has been or will be duly and effectively taken.

     (b) AMD shall at its sole cost develop, design, acquire, construct, and install all Retail Facilities in accordance with Section 3.01(b) herein. Upon completion of construction, all Retail Facilities shall be conveyed to RANGEVIEW pursuant to Article 5 of RANGEVIEW's Rules and Regulations.

     (c) AMD shall participate in all Special Facilities as provided for in Sections 3.01(d) and 4.04 and elsewhere in this Agreement.

     (d) AMD anticipates performing over lot grading, installing streets, sanitary sewers, and storm sewers, and other development activities on the Property. AMD acknowledges that construction of the Water Facilities can only proceed concurrently with these other development activities. AMD shall endeavor to schedule and cause these other development activities to occur in a manner and on a schedule that allow for the efficient, cost effective, and timely construction of all water facilities.

     (e) AMD shall abide by all applicable conditions and provisions of RANGEVIEW's Rules and Regulations with regard solely to water service for the Property.

     (f) AMD shall keep and perform all of their covenants and agreements contained herein in a timely manner that will not impede RANGEVIEW, PURECYCLE or DEVELOPER from meeting their respective obligations.

     (g) Neither the execution of this Agreement, the consummation of the transactions contemplated hereunder, nor the fulfillment of or the compliance with the terms and conditions of this Agreement by AMD will conflict with or result in a breach of any terms, conditions or provisions of, or constitute a default under, or result in the imposition of any prohibited lien, charge or encumbrance of any nature under any agreement, instrument, indenture or any judgment, order or decree to which AMD is a party or by which AMD is bound.

6.02  DEVELOPER  Representations  and  Covenants.  In  addition  to  the  other
      ------------------------------------------
representations, warranties and covenants made by DEVELOPER herein, DEVELOPER makes the following representations, warranties and covenants:

     (a) DEVELOPER is duly authorized to execute this Agreement and perform its obligations hereunder, and all action on its part for the execution and delivery of this Agreement has been or will be duly and effectively taken.

     (b) DEVELOPER shall at no cost to PURECYCLE provide or otherwise transfer to PURECYCLE acceptable easements for pipelines, utilities and access to the wholesale water facilities described in Section 3.01(a) above and to Special Facilities to be located on the Property.

     (c) DEVELOPER shall provide or otherwise transfer to AMD, or directly to RANGEVIEW upon AMD's direction, easements in accordance with RANGEVIEW's Rules and Regulations for all Retail Facilities to be located on the Property.

     (d) DEVELOPER anticipates installation of the electric power distribution system, and other development activities on the Property. DEVELOPER acknowledges that construction of the Water Facilities can only proceed concurrently with these other development activities. DEVELOPER shall endeavor to schedule and cause these other development activities to occur in a manner and on a schedule that allow for the efficient, cost effective, and timely construction of the water facilities.

     (e) DEVELOPER anticipates installing a portion of the Customer Facilities. In any event, RANGEVIEW and PURECYCLE shall not incur or be responsible for any cost or expense related to any Customer Facilities except as may be specifically provided for in RANGEVIEW's Rules and Regulations.

     (f) DEVELOPER shall abide by all applicable conditions and provisions of RANGEVIEW's Rules and Regulations with regard solely to water service for the Property.

     (g) DEVELOPER shall keep and perform all of their covenants and agreements contained herein in a timely manner that will not impede RANGEVIEW, PURECYCLE and AMD from meeting their obligations.

     (h) Neither the execution of this Agreement, the consummation of the transactions contemplated hereunder, nor the fulfillment of or the compliance with the terms and conditions of this Agreement by DEVELOPER will conflict with or result in a breach of any terms, conditions or provisions of, or constitute a default under, or result in the imposition of any prohibited lien, charge or encumbrance of any nature under any agreement, instrument, indenture or any judgment, order or decree to which DEVELOPER is a party or by which DEVELOPER or the Property are bound.

6.03  PURECYCLE  Representations  and  Covenants.  In  addition  to  the  other
      ------------------------------------------
representations, warranties and covenants made by PURECYCLE herein, PURECYCLE makes the following representations, warranties and covenants:

     (a) PURECYCLE is duly authorized to execute this Agreement and perform its obligations hereunder, and all action on its part for the execution and delivery of this Agreement has been or will be duly and effectively taken.

     (b) PURECYCLE shall keep and perform all of its covenants and agreements contained herein in a timely manner that will not impede AMD, DEVELOPER or RANGEVIEW from meeting their respective obligations.

     (c) PURECYCLE shall reserve Export Water sufficient to provide water service to the Property in substantial conformance with the development approved in the PDP and pursuant to the provisions of the Option Agreement.

     (d) Neither the execution of this Agreement, the consummation of the transactions contemplated hereunder, nor the fulfillment of or the compliance with the terms and conditions of this Agreement by PURECYCLE will conflict with or result in a breach of any terms, conditions or provisions of, or constitute a default under, the Export Water Agreement, the Export Water Deed, or any other agreement, mortgage, indenture, or instrument to which PURECYCLE is a party, or result in the imposition of any prohibited lien, charge or encumbrance of any nature under any agreement, instrument, indenture or any judgment, order or decree of any court to which PURECYCLE is a party or by which PURECYCLE is bound.

     (e)  Water Rights.  PURECYCLE shall provide to AMD and DEVELOPER an opinion
          ------------
     letter of water counsel in the form of Exhibit H within sixty (60) days of the mutual execution of this Agreement prepared by Petrock and Fendel, P.C., for the benefit of AMD and the DEVELOPER. Petrock and Fendel, P.C. will provide to AMD and DEVELOPER evidence of its liability insurance coverage, including the amount of coverage provided.

     (f) PURECYCLE shall abide by all applicable conditions and provisions of AMD's Rules and Regulations with regard solely to Wastewater Service.

     (g)  Estoppels.  RANGEVIEW  and PURECYCLE shall request from the Land Board
          ---------
     assurances concerning the current status and validity of the Lease. The Land Board's assurances shall be in the general form of the Estoppel Certificate provided in Exhibit I. RANGEVIEW shall also provide an estoppel concerning the current status and validity of the Lease in the general form of the Estoppel Certificate provided in Exhibit J within 60 days of mutual execution of this Agreement

6.04  RANGEVIEW Representations.  RANGEVIEW makes the following representations,
      -------------------------
warranties  and  covenants:

     (a) RANGEVIEW is duly authorized to execute this Agreement and perform its obligations hereunder, and all action on its part for the execution and delivery of this Agreement has been or will be duly and effectively taken.

     (b) RANGEVIEW shall keep and perform all of their covenants and agreements contained herein in a timely manner that will not impede PURECYCLE, DEVELOPER and AMD from meeting their respective obligations.

     (c) Neither the execution of this Agreement, the consummation of the transactions contemplated hereunder, nor the fulfillment of or the compliance with the terms and conditions of this Agreement by RANGEVIEW will conflict with or result in a breach of any terms, conditions or provisions of, or constitute a default under, the Lease, the Export Water
     Agreement, the Export Water Deed, or any other agreement, mortgage, indenture, or instrument to which RANGEVIEW is a party or by which RANGEVIEW is bound, or result in the imposition of any prohibited lien, charge or encumbrance of any nature under any agreement, instrument, indenture or any judgment, order or decree of any court to which RANGEVIEW is a party or by which RANGEVIEW is bound.

6.05 Instruments of Further Assurance.  AMD, DEVELOPER, PURECYCLE and  RANGEVIEW
     --------------------------------
covenant that they will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such acts, instruments and transfers as may reasonably be required for the performance of their obligations hereunder.


                                    ARTICLE 7
                    DEFAULT BY AMD; REMEDIES AND ENFORCEMENT
                    ----------------------------------------

7.01  Events  of  Default.  The  occurrence  of any one or more of the following
      -------------------
events or the existence of any one or more of the following conditions shall constitute an Event of Default by AMD under this Agreement:

     (a) Failure by AMD to make payment of any fees or charges identified herein when the same shall become due and payable as provided herein.

     (b) Failure by AMD to design and construct the Retail Facilities in a timely manner.

     (c) Failure by AMD to provide wastewater service to PURECYCLE or to provide adequately treated wastewater effluent to PURECYCLE in accordance with Section 5.02 above.

     (d) Default in the performance or observance of any other of the covenants, agreements or conditions on the part of AMD in this Agreement.

7.02  Remedies  on  Occurrence  of  Event of Default.  Upon the occurrence of an
      ----------------------------------------------
Event of Default by AMD, and after all cure periods have expired, RANGEVIEW, acting on its own or on PURECYCLE's behalf, shall have the following rights and remedies, any or all of which may be pursued in the sole discretion of
RANGEVIEW:

     (a) To protect and enforce its rights under this Agreement and any provision of law by such suit, action or special proceedings as RANGEVIEW may deem appropriate, including without limitation for the enforcement of any appropriate legal or equitable remedy, or for the recovery of damages caused by breach of this Agreement, including attorneys' fees and all other costs and expenses incurred in enforcing this Agreement.

     (b) To exercise any and all other remedies provided by RANGEVIEW's Rules and Regulations and this Agreement, until the default is fully cured. Any delay in a payment due pursuant to Article 4 shall extend the time of performance of PURECYCLE's and RANGEVIEW's obligations under Section 3.02 above.

     (c) To take or cause to be taken such other actions as it deems necessary to enforce its rights hereunder.

7.03  Cure of Default.  In the Event of Default by AMD, the default may be cured
      ---------------
as  described  following:

     (a) For default caused due to a failure by AMD to make payments, or by DEVELOPER on behalf of AMD, making payment to PURECYCLE within sixty days of RANGEVIEW's notice of the default of all amounts due through the date of payment plus all costs incurred by PURECYCLE as a result of the default.

     (b) For other defaults, by AMD's performance, or by DEVELOPER's performance on behalf of AMD, within sixty days of RANGEVIEW's notice of the Default, or if more than sixty days is reasonably required to cure such default, by commencing to correct the default within said sixty-day period and thereafter prosecuting the same to completion with reasonable diligence.

7.04  Delay or Omission of Waiver.  No delay or omission of RANGEVIEW, PURECYCLE
      ---------------------------
or DEVELOPER to exercise any right or power accruing upon any Event of Default shall exhaust or impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein.

7.05  No  Waiver  of One Default to Affect Another; All Remedies Cumulative.  No
      ---------------------------------------------------------------------
waiver of any Event of Default hereunder by RANGEVIEW, PURECYCLE or DEVELOPER shall extend to or affect any subsequent or any other then existing Event of Default or shall impair any rights or remedies consequent thereon. All rights and remedies of RANGEVIEW, PURECYCLE and DEVELOPER provided herein may be exercised with or without notice, shall be cumulative, may be exercised separately, concurrently or repeatedly, and the exercise of any such right or remedy shall not affect or impair the exercise of any other right or remedy.

                                    ARTICLE 8

                    DEFAULT BY DEVELOPER; REMEDIES AND ENFORCEMENT
                    ----------------------------------------------

8.01  Events  of Default.  The  occurrence  of  any one or more of the following
      ------------------
events or the existence of any one or more of the following conditions shall constitute an Event of Default by DEVELOPER under this Agreement:

     (a) Failure by DEVELOPER to make payment of any Water Tap Fees or other fees or charges identified herein when the same shall become due and payable as provided herein.

     (b) Failure by DEVELOPER to convey, or otherwise effect the conveyance of, the Dedicated Groundwater to PURECYCLE as provided herein.

     (c) Failure by DEVELOPER to provide fee title to or easements for any property required by PURECYCLE for the Wholesale Water Facilities to be located on the Property.

     (d) Default in the performance or observance of any other of the covenants, agreements or conditions on the part of DEVELOPER in this Agreement.

8.02  Remedies  on  Occurrence  of  Event of Default.  Upon the occurrence of an
      ----------------------------------------------
Event of Default by DEVELOPER, and after all cure periods have expired, PURECYCLE, acting on its own or on RANGEVIEW's behalf, shall have the following rights and remedies, any or all of which may be pursued in the sole discretion of PURECYCLE:

     (a) To protect and enforce its rights under this Agreement and any provision of law by such suit, action or special proceedings as PURECYCLE may deem appropriate, including without limitation for the enforcement of any appropriate legal or equitable remedy, or for the recovery of damages caused by breach of this Agreement, including attorneys' fees and all other costs and expenses incurred in enforcing this Agreement in the event PURECYCLE prevails in its exercise of such remedies, and DEVELOPER agrees that PURECYCLE shall have the right to proceed against DEVELOPER for specific performance of any covenant or agreement contained herein.

     (b) To exercise any and all other remedies provided by RANGEVIEW Rules and Regulations and this Agreement, until the default is fully cured. Any delay in a payment due pursuant to Article 4 shall extend the time of performance of PURECYCLE's and RANGEVIEW's obligations under Section 3.02 above.

     (c) To take or cause to be taken such other actions as it deems necessary to enforce its rights hereunder.

     (d) In the event PURECYCLE prevails in its exercise of such remedies, any expenses incurred by PURECYCLE in connection with the remedies set forth herein shall become due and payable by DEVELOPER immediately without notice and shall bear interest at a percentage rate of ten percent (10%) per annum.

8.03  Cure of Default.  In the Event of Default by DEVELOPER, the default may be
      ---------------
cured  as  described  following:

     (a) For default caused due to a failure by DEVELOPER to make payments as set forth in Section 8.01(a) above, by DEVELOPER, or by AMD on behalf of DEVELOPER, making payment to RANGEVIEW and/or PURECYCLE within sixty days of PURECYCLE's notice of the default of all amounts due through the date of payment plus all costs incurred by PURECYCLE as a result of the default.

     (b) For other defaults, by DEVELOPER's performance, or by AMD's performance on behalf of DEVELOPER, within sixty days after the Event of Default, or if more than sixty days is reasonably required to cure such default, by commencing to correct the default within said sixty-day period and thereafter prosecuting the same to completion with reasonable diligence.

8.04  Delay or Omission of Waiver.  No delay or omission of RANGEVIEW, PURECYCLE
      ---------------------------
or AMD to exercise any right or power accruing upon any Event of Default shall exhaust or impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein.

8.05  No  Waiver  of One Default to Affect Another; All Remedies Cumulative.  No
      ---------------------------------------------------------------------
waiver of any Event of Default hereunder by RANGEVIEW, PURECYCLE or AMD shall extend to or affect any subsequent or any other then existing Event of Default or shall impair any rights or remedies consequent thereon. All rights and remedies of RANGEVIEW, PURECYCLE and AMD provided herein may be exercised with or without notice, shall be cumulative, may be exercised separately, concurrently or repeatedly, and the exercise of any such right or remedy shall not affect or impair the exercise of any other right or remedy.


                                    ARTICLE 9
           DEFAULT BY RANGEVIEW OR PURECYCLE; REMEDIES AND ENFORCEMENT
           -----------------------------------------------------------

9.01  Termination  for  Frustration  of  Essential  Purpose.
      -----------------------------------------------------

     (a) If a failure to obtain necessary regulatory approval, any force majeure, or any default by RANGEVIEW or PURECYCLE in the performance of their obligations hereunder causes a delay in the construction of any essential element of the Water Facilities, and it is impossible for any reconfiguration of the Water Facilities, or for any assumption of control pursuant to Section 9.02 below (if applicable under the circumstances), to achieve water service to the Property, AMD or DEVELOPER shall have the right to terminate this Agreement upon written notice to RANGEVIEW and PURECYCLE. Notwithstanding the foregoing, the parties will mutually cooperate to the extent possible with respect to delays pursuant to this Section. However, if AMD or the DEVELOPER determine that such delays pursuant to this Section will not be resolved in a timely manner, AMD or the DEVELOPER shall have the right to terminate the Agreement upon sixty (60) days' written notice to PURECYCLE and RANGEVIEW.

     (b) Upon receipt of a notice issued pursuant to subsection (a) above, RANGEVIEW and PURECYCLE shall immediately cease all work on the Water Facilities, except such work as may be required for the protection of public safety, to secure and protect the site of any construction work, and to preserve the utility of any non-construction work for possible future use.

     (c) In the event of a termination under this Section 9.01, AMD and DEVELOPER shall pay RANGEVIEW and PURECYCLE for all work performed and materials purchased through and including the date on which RANGEVIEW and PURECYCLE receive such notice and for reasonable termination expenses it incurred unless RANGEVIEW or PURECYCLE has committed a material breach of this Agreement which is the proximate cause of the impossible circumstance. In that event, AMD and DEVELOPER shall not be required to pay RANGEVIEW or PURECYCLE for any work performed and materials purchased. In addition, if a material breach of this Agreement by RANGEVIEW or PURECYCLE is the proximate cause of the impossible circumstance, this subsection (c) shall not be construed to bar AMD or DEVELOPER from claiming whatever damages it may be entitled to as a result of such breach.

     (d) For the purposes of this Section 9.01, the term "impossible" shall mean a circumstance in which RANGEVIEW or PURECYCLE is truly prevented from performing, and not that continued performance is merely impracticable or unreasonably expensive. Such a circumstance must be beyond the control of and not created by AMD or DEVELOPER.

9.02  AMD's  Right  to  Assume  Control  of  Water  Facilities.
      --------------------------------------------------------

     (a) In the event of a material default by PURECYCLE or RANGEVIEW in the performance of their obligations hereunder, AMD shall be entitled to assume the rights and obligations of RANGEVIEW and PURECYCLE with respect to operation of those Water Facilities which directly provide service to the Property, including the right to use the Dedicated Export Water reserved by PURECYCLE to service the Property provided AMD has exercised the Option, along with the concomitant groundwater supply and water transmission facilities for said Dedicated Export Water. To the extent that any of the Dedicated Export Water facilities also serve other customers, AMD shall have the right to provide water service to its Customers first and then to provide service to other customers receiving service from the Export Water.

     (b) The assumption rights granted to AMD herein are subject to any and all applicable terms and conditions of the Lease, the Export Water Deed, and any obligations recorded in the Arapahoe County Clerk and Recorder's Office with respect to the Lease or the Export Water.

     (c) If the DEVELOPER has exercised the Option provided for in Section 2.01(e)(ii), and to the extent that more than 1,500 Water Taps have been purchased for the Property, PURECYCLE shall, upon AMD's request and following a material default by PURECYCLE or RANGEVIEW, convey title to AMD of the number of acre feet of Export Water allocable on an EQR basis necessary to service Water Taps purchased by AMD and/or the DEVELOPER prior to the date of transfer. PURECYCLE shall convey such Export Water pursuant to the terms of a deed in the same form and with the same rights and obligations as the Export Water Deed. Such transfer will be free and clear of any security interests and other liens provided AMD pays the Water Resource Charge allocable to such taps to the trust account of Davis Graham & Stubbs LLP to enable that firm to release outstanding security interests.

     (d) If AMD places additional Water Taps in service after assuming control of the Water Facilities pursuant to this Section 9.02, PURECYCLE will convey title to AMD of the additional Dedicated Export Water allocable to such taps, provided AMD pays the Water Resource Charge allocable to such taps to the trust account of Davis Graham & Stubbs LLP to enable that firm to release outstanding security interests.

     (e)  If  AMD  assumes  control  of  the  Water  Facilities pursuant to this
     Section 9.02, AMD will not be responsible for paying any fees, rates or charges to PURECYCLE except as provided in Section 9.02(d) above.

     (f) For the purposes of this Section 9.02, a material default shall be defined as a failure to perform a material term, covenant or condition in this Agreement which continues uncured for a period of sixty (60) days after written notice specifically setting forth the nature of the default has been given by AMD or DEVELOPER to RANGEVIEW and PURECYCLE, or if more than sixty (60) days is reasonably required to cure such matter complained of, if RANGEVIEW and PURECYCLE shall fail to commence to correct the same within said sixty (60) day period or shall thereafter fail to prosecute the same to completion with reasonable diligence. Unless otherwise agreed upon by AMD and DEVELOPER, any material defaults shall be cured within ninety
     (90)  days  of  such  notice.

     (g)  Insolvencyand  OtherProceedings.  In  the  event  of any bankruptcy or
          -------------------------------
     insolvency proceedings, any other debtor-creditor actions or proceedings, or any other litigation, actions, or proceedings whatsoever involving PURECYCLE and/or RANGEVIEW, whether voluntary or involuntary, both PURECYCLE and RANGEVIEW each hereby agree that each of them will use reasonable efforts to prevent water service, or rights to water service for any existing water users within AMD from being terminated, interrupted, reduced, modified, or threatened.

9.03  Foreclosure.  In  addition to all of the foregoing rights and remedies, in
      -----------
the event of a material default by PURECYCLE or RANGEVIEW in the performance of their obligations under this Agreement or the Option Agreement, AMD and/or the DEVELOPER may exercise any rights provided pursuant to the deeds of trust and security interests granted under Section 3.06, including the right to foreclose on any Deeds of Trust or Security Interests, and to exercise, enforce, or assert any and all other rights and remedies that are available in law or in equity.

                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS
                            ------------------------

10.01 Effective  Date;  Contingency.  This  Agreement shall be in full force and
      -----------------------------
effect and be legally binding on the date it is fully executed and delivered by the Parties hereto and upon the meeting of the contingency described immediately below. This entire Agreement is expressly contingent upon approval from Arapahoe County of the PDP. If said approval of the PDP is not obtained in a timely manner, but in no event later than June 1, 2004, any Party may terminate the Agreement on or before September 1, 2004, upon thirty days written notice to all Parties and this Agreement shall be terminated and of no force or effect, except that, in the event of termination pursuant to this Section, DEVELOPER shall reimburse RANGEVIEW and PURECYCLE for all administrative, engineering and attorney fees and expenses incurred by RANGEVIEW and PURECYCLE in pursuing and planning for water service to the Property prior to such date of termination.

10.02 Termination  Contingency.
      ------------------------

     (a)  Development Approvals.  Development of the Property is contingent upon
          ---------------------
     DEVELOPER obtaining approval from Arapahoe County of a Final Development Plan ("FDP") for a portion of the Property targeted for initial development, as identified as "Phase 1 (Neighborhood A-1)" in the PDP. If said approval of the FDP is not obtained in a timely manner, but in no event later than twenty four (24) months after the Effective Date of this Agreement, any Party may terminate the Agreement on or before July 1, 2006 upon thirty days written notice to all Parties.

     (b)  Water  Service Marketability.  DEVELOPER has raised concerns about the
          ----------------------------
     marketability of the Property based on the Export Water supply. If the DEVELOPER is unable to consummate a sale or sales of at least 700 lots to a nationally recognized homebuilder or homebuilders within 24 months of the date of approval of the FDP for the Property, due principally to the homebuilders' or the homebuilder's concern over the Export Water, which concern must be supported and documented, then the DEVELOPER and AMD shall be entitled to terminate the Agreement by giving written notice thereof to RANGEVIEW and PURECYCLE. Termination shall be contingent upon the right of RANGEVIEW and PURECYCLE to address such documented homebuilder concerns with engineering evaluations and other documentation as they choose. If PURECYCLE is unable to persuade the homebuilder or homebuilders to meet with PURECYCLE and RANGEVIEW to address the documented homebuilder's or homebuilders' concerns, or to consummate the acquisition of the property as evidenced by a deed for all or a portion of the property within 60 days of notice of termination, then this Agreement shall be deemed effectively terminated on said 60th day.

     (c)  Water  Rights.    If  AMD  or  the  DEVELOPER are unsatisfied with the
          -------------
     opinion of water counsel provided pursuant to Section 6.03(e), AMD or the DEVELOPER shall have the right to terminate this Agreement by giving written notice to RANGEVIEW and PURECYCLE. In no event shall AMD or the DEVELOPER have the right to terminate this Agreement pursuant to this Section after the Board of County Commissioners of Arapahoe County has approved the PDP.

     (d) In the event of termination pursuant to this Section 10.02, PURECYCLE shall retain ownership of any and all Wholesale Facilities completed, substantially completed, or as may be under construction at the date of termination, including any property, rights-of-way and easements required for their access, operation and maintenance. DEVELOPER shall fully reimburse PURECYCLE and RANGEVIEW for all direct and indirect costs and expenses incurred by them in pursuance of their respective obligations hereunder prior to the date of termination up to a maximum of $100,000.00. PURECYCLE and RANGEVIEW shall provide DEVELOPER with invoices and canceled checks evidencing such obligations. The DEVELOPER will reimburse PURECYCLE and RANGEVIEW within 60 days of receipt of the same.

10.03 Time is of the Essence.  Time is of the essence hereof; provided, however,
      ----------------------
that if the last day permitted or the date otherwise determined for the performance of any act required or permitted under this Agreement falls on a Saturday, Sunday or legal holiday, the time for performance shall be extended to the next succeeding business day, unless otherwise expressly stated.

10.04 Term.  This  Agreement  shall  extend  in  perpetuity  unless  otherwise
      ----
terminated  as  provided  for  herein.

10.05 Parties Interested Herein.  Nothing expressed or implied in this Agreement
      -------------------------
is intended or shall be construed to confer upon, or to give to, any Person other than AMD, DEVELOPER, PURECYCLE and RANGEVIEW, any right, remedy or claim under or by reason of this Agreement or any covenants, terms, conditions or provisions thereof. All the covenants, terms, conditions and provisions in this Agreement by and on behalf of AMD, DEVELOPER, PURECYCLE and RANGEVIEW shall be for the sole and exclusive benefit of the Parties hereto.

10.06 Covenants  Run  With  the  Land.  The  covenants,  terms,  conditions  and
      -------------------------------
provisions set forth in this Agreement shall inure to and be binding upon the representatives, successors and assigns of the Parties hereto and shall run with the Property. This Agreement or a Memorandum of Agreement shall be executed by the Parties and recorded against the Property.

10.07 Notices.  Except  as  otherwise  provided  herein, all notices or payments
      -------
required to be given under this Agreement shall be in writing and shall be hand-delivered or sent by certified mail, return receipt requested, to the following addresses:

          To  AMD:        Airpark  Metropolitan  District
                          141  Union  Boulevard,  Suite  150
                          Lakewood,  Colorado  80228-1556
                          Tel  (303)987-0835
                          Fax  (303)987-2032

          To  DEVELOPER:  Icon  Investors  I,  LLC
                          5299  DTC  Boulevard,  Suite  815

                          Greenwood  Village,  CO  80111
                          Tel  (303)984-9800
                          Fax  (303)984-9874

          To  PURECYCLE:  Pure  Cycle  Corporation
                          8451  Delaware  Street
                          Thornton,  Colorado  80260
                          Tel  (303)292-3456
                          Fax  (303)292-3475

          To  RANGEVIEW:  Rangeview  Metropolitan  District
                          141  Union  Boulevard,  Suite  150
                          Lakewood,  Colorado  80228-1556
                          Tel  (303)987-0835
                          Fax  (303)987-2032

All  notices  will  be deemed effective one (1) day after hand-delivery or three
(3) days after mailing by registered or certified mail, postage prepaid with return receipt. Any Party by written notice so provided may change the address to which future notices shall be sent.

10.08 Severability.  If  any  covenant,  term, condition or provision under this
      ------------
Agreement shall, for any reason, be held to be invalid or unenforceable, the invalidity or unenforceability of such covenant, term, condition or provision shall not affect any other provision contained herein, the intention being that such provisions are severable.

10.09 Counterparts.  This Agreement may be executed in one or more counterparts,
      ------------
each of which shall constitute an original, but all of which shall constitute one and the same document.

10.10 Amendment.  This  Agreement  may be amended from time to time by agreement
      ---------
between the Parties hereto; provided, however, that no amendment, modification or alteration of the terms or provision hereof shall be binding upon either party unless the same is in writing and duly executed by all Parties hereto.

10.11 Integration.  This  Agreement constitutes the entire agreement between the
      -----------
Parties hereto concerning the subject matter hereof, and all prior negotiations, representations, contracts, understandings or agreements pertaining to such matters are merged into and superseded by this Agreement.

10.12 Governing  Law.  This  Agreement arises out of the transaction of business
      --------------
in the State of Colorado by the Parties hereto. This Agreement shall be governed and construed in accordance with the laws of the State of Colorado. The performance by the Parties hereto of their respective obligations provided for in this Agreement shall be in strict compliance with all applicable laws and the rules and regulations of all governmental agencies, municipal, county, state and federal, having jurisdiction in the premises.

10.13 Assignment.  Except  for  the  assignment  by  AMD  to  another  Title  32
      ----------
metropolitan district, this Agreement shall not be assignable by any of the parties hereto, without the prior written consent of all of the other parties, which consent shall not be unreasonably withheld or delayed. Any attempted assignment not in accordance with this Section shall be void and of no force or effect. AMD will provide each of the other parties with written notice of such permitted assignment.

                                   ARTICLE 11

                           Insurance, Bonds, and Liens
                           ---------------------------

11.01 Insurance.  PURECYCLE  shall  at  all times carry insurance in amounts and
      ---------
with carriers acceptable to AMD for workers' compensation coverage fully covering all persons engaged in the performance of this Agreement in accordance with Colorado law, and for public liability insurance covering death and bodily injury with limits of not less than $1,500,000 for one person and $5,000,000 for any one accident or disaster, and property damage coverage with limits of not less than $500,000, which insurance shall name AMD and the DEVELOPER as additional insureds.

11.02 Insurance and Bonds of Contractors.  PURECYCLE shall cause its contractors
      ----------------------------------
and subcontractors to maintain adequate insurance and to obtain performance bonds and labor and materials payments bonds in accordance with all statutory requirements. Insurance provided by contractors for construction activities to PURECYCLE must list AMD and the DEVELOPER as additional insureds.

11.03 Liens.  With  respect  to  any  work  to  be performed by PURECYCLE and/or
      -----
RANGEVIEW on the Property, the party performing the actual work shall protect the Property from mechanic's liens, and shall indemnify the DEVELOPER and any other property owner from and against and with respect to any such liens which attach to such Property or easements rights and shall cause any such lien to be removed as a lien within thirty (30) days of recording thereof.

11.04 Indemnification.  Any  party  entering  upon  any  other  party's property
      ---------------
pursuant to the rights granted under this Agreement or otherwise in connection herewith including, without limitation, for purposes of constructing any of the Water Facilities, including any of the Special Facilities, to the extent permitted by law, hereby indemnifies and saves the other party harmless from and against any and all loss, liability, damage, claim, fee, penalty, cost or expense (including court costs and reasonable attorneys' fees) arising out of or related to any entry by said party, its agents, employees, officers, contractors, tenants, licensees or invitees (collectively, the "Indemnifying Parties") onto said other party's property including, without limitation, any and all construction, installation, utility connection or other work or activity performed thereon, the exercise of its rights pursuant to this Agreement, or arising out of the negligent acts or omissions of said Indemnifying Parties incurred by or asserted against said other party, its officers, employees, agents, representatives, lessees, contractors, licensees or invitees.


                      [SIGNATURE PAGE AND EXHIBITS FOLLOW]

                                   Airpark Metropolitan District


                                   By:
                                      ------------------------------------------
                                           Andrew R. Klein, President
ATTEST:

By:
   ------------------------------
     Otis C. Moore, III, Director

(SEAL)

                                   Icon Investors I, LLC, a Colorado Limited
                                   Liability Company

                                   By:  Airway Park Manager, LLC, a Colorado
                                        limited liability company

                                        By:
                                           -------------------------------------
                                            Andrew R. Klein, its Manager


                                   Pure Cycle Corporation, a Delaware
                                   Corporation


                                   By:
                                      ------------------------------------------
                                      Mark Harding, President

ATTEST:

By:
   ------------------------------
   Scott Lehman, Secretary

(SEAL)

                                   Rangeview Metropolitan District


                                   By:
                                      ------------------------------------------
                                       Thomas P. Clark, Director

ATTEST:


By:
   ------------------------------
   Tom Lamm, Assistant Secretary

(SEAL)




STATE  OF  COLORADO                  )
                                     )  ss.
COUNTY  OF  ____________________     )

     The foregoing instrument was acknowledged before me this ______ day of November, 2003, by Andrew R. Klein, as President, and by Otis C. Moore, III, as Director, of Airpark Metropolitan District.

     Witness  my  hand  and  official  seal.

     My  commission  expires:  ________________________


                                           -------------------------------------
                                           Notary Public
(  S  E  A  L  )

STATE  OF  COLORADO                  )
                                     )  ss.
COUNTY  OF  ____________________     )

     The foregoing instrument was acknowledged before me this ______ day of November, 2003, by Andrew R. Klein, as Manager of Airway Park Manager, LLC, a Colorado limited liability company, as Manger of ICON INVESTORS I, LLC

     Witness  my  hand  and  official  seal.

     My  commission  expires:  ________________________


                                           -------------------------------------
                                           Notary Public
(  S  E  A  L  )




STATE  OF  COLORADO                  )
                                     )  ss.
COUNTY  OF  ____________________     )

     The foregoing instrument was acknowledged before me this ______ day of November, 2003, by Mark Harding, as President, and Scott Lehman, as Secretary, of Pure Cycle Corporation, a Delaware corporation.

     Witness  my  hand  and  official  seal.

     My  commission  expires:  ________________________


                                           -------------------------------------
                                           Notary Public
(  S  E  A  L  )

STATE  OF  COLORADO                  )
                                     )  ss.
COUNTY  OF  ____________________     )

     The foregoing instrument was acknowledged before me this ______ day of November, 2003, by Thomas P. Clark, as Director, and Tom Lamm, as Assistant Secretary, of Rangeview Metropolitan District, acting by and through its water activity enterprise.

     Witness  my  hand  and  official  seal.

     My  commission  expires:  ________________________


                                           -------------------------------------
                                           Notary Public
(  S  E  A  L  )

                                    EXHIBIT A

                             DESCRIPTION OF PROPERTY

A Replat of Lots 1 thru 16, Lots 17 thru 28, and Lots 30 thru 32 of Montclair Gardens Second Filing and unplatted parcels of land located in the West Half of
Section 3, the Southeast Quarter of Section 4, and the East Half of Section 10, all in Township 4 South, Range 65 West of the 6th Principal Meridian, Arapahoe County, Colorado, and all as more particularly described on Sheet 1 of the Preliminary Plat for Sky Ranch, prepared by Vision Land Consultants, Inc., and dated 8/23/2003.

The Property occupies 772.3 acres, more or less, which includes about 6.7 acres of property to be vacated as rights-of-way to Arapahoe County.

                                    EXHIBIT B

                             WASTEWATER TERMS SHEET

A. DESCRIPTION: Airpark Metropolitan District (AMD) shall arrange for the collection and treatment of wastewater from the Property and shall arrange for the treated wastewater to be available to PURECYCLE for use in PURECYCLE's reclaimed water system ("Reclaimed Water System").

B. GENERAL: All wastewater treatment and collection obligations established herein, except the Reclaimed Water System, shall be assumed and executed by AMD at no cost to PURECYCLE unless specifically provided for otherwise herein.

C. WASTEWATER PERMITTING: AMD shall be responsible for obtaining regulatory approval for the construction of the wastewater treatment plant ("WWTP") or connection to a wastewater treatment facility not on the Property.

D. DOMINION OVER WATER: PURECYCLE will maintain ownership and dominion over all treated wastewater (after consumptive use treatment losses), except for the treated wastewater from the Foxridge Farms mobile home park or other sites or projects which are not part of the Property ("PURECYCLE Treated Wastewater"). PURECYCLE intends to use and reuse the PURECYCLE Treated Wastewater for irrigation, augmentation, storage, exchange and other purposes until extinction. Wastewater treatment plant inflows from the Property will be metered, recorded and totalized and consumptive losses shall be determined to quantify the PURECYCLE Treated Wastewater and PURECYCLE shall be provided with a monthly accounting of the wastewater inflows from the Property. The flow metering equipment for inflows from the Property shall be maintained in good and operating condition. PURECYCLE will be allowed access to inspect the metering equipment and may request, no more frequently than annually, a calibration of the metering equipment by AMD which costs shall be paid by PURECYCLE.

E. POINT OF DELIVERY: The PURECYCLE Treated Wastewater shall be delivered to a mutually acceptable point at Planning Tract B7 identified on the PDP (the "Point of Delivery") for use in the Reclaimed Water System. Unless other mutually satisfactory arrangements are made, any of the PURECYCLE Treated Wastewater not delivered to PURECYCLE for the Reclaimed Water System, shall be discharged to First Creek to the benefit of PURECYCLE.

F. WASTEWATER TREATMENT AND TREATED WASTEWATER QUALITY: Wastewater from the Property shall be treated with secondary treatment, filtration and disinfection processes, which shall meet the following criteria at the outlet of the WWTP:

                                             30-day average  7-day average
                                             --------------  --------------
     a.   Biochemical Oxygen Demand (5-day)         30 mg/l         45 mg/l
     b.   Fecal Coliform                     200 per 100 ml  400 per 100 ml
     c.   Total Ammonia                              8 mg/l         16 mg/l

     AMD or the wastewater treatment operator shall notify PURECYCLE in the event of a process upset, equipment malfunction, or other problem that results or reasonably could result in the delivery of inadequately treated wastewater, and PURECYCLE shall advise AMD whether the treated wastewater should be delivered to the RWPS or discharged.

G. RECLAIMED WATER SYSTEM: PURECYCLE shall be responsible for obtaining all regulatory approvals and permits necessary for the use of PURECYCLE Treated Wastewater in the Reclaimed Water System. AMD or the wastewater treatment operators shall provide wastewater treatment information, monitoring reports, and other information in the possession of AMD or the operators as may reasonably be requested by PURECYCLE for PURECYCLE's administration, operation, monitoring and reporting obligations for the Reclaimed Water System. However, nothing herein shall require AMD or the operators to conduct additional monitoring, collect data or prepare reports that are not otherwise required for the WWTP's regular reporting nor on a schedule other than would be required for WWTP reporting for it's discharge permit.

H. RECLAIMED WATER PUMP STATION: AMD shall provide rights-of-way and easements at mutually acceptable locations for PURECYCLE to construct, modify, access, operate and maintain a Reclaimed Water Pump Station ("RWPS") at the Point of Delivery and for the associated pipelines. Notwithstanding other provisions herein, including but not limited to the objectives below, nothing in this Agreement shall be construed to require AMD to provide PURECYCLE Treated Wastewater flows that exceeds the quantities, volumes, hydraulic head, quality reasonably achievable with the volume, quantity and quality of inflow treated wastewater and the WWTP and facilities then existing::

     a. PURECYCLE's Treated Wastewater shall be delivered with a hydraulic head of not less than three feet below the proposed finished grade at and around the Point of Delivery.

     b. PURECYCLE's Treated Wastewater shall be delivered at a flow equalized rate not exceeding 150% of the design day wastewater flow rate assigned to serve customers on the Property.

     c. PURECYCLE's Treated Wastewater shall be delivered more or less contemporaneously with the wastewater flows from the Property.

     d. Truck access to the RWPS shall be reasonably provided by the overall layout of any other facilities which AMD intends to locate on Planning Tract B7.

     AMD shall allow PURECYCLE unrestricted access to the RWPS and associated pipelines. PURECYCLE will provide a copy of the construction plans for the reclaimed water pump station to AMD for review and approval, which approval shall not be unreasonably withheld.

I. WASTEWATER SERVICE TO PURECYCLE. AMD shall provide PURECYCLE with treatment of the residuals from it's reclaimed water treatment plant,(1) provided the quantity of such flows shall not exceed 5% of the WWTP capacity and shall not cause AMD to exceed permitted hydraulic capacity for the WWTP, and (2) the quality of such flows shall not cause upsets, bypassed or other interference with the normal operations of the WWTP.

     AMD may charge PURECYCLE its regular rates, as established from time to time, for wastewater treatment. Usage charges shall be based on the metered flow of wastewater from each of PURECYCLE's water treatment plants. PURECYCLE shall not be assessed any sewer system development fees or other charges for connecting the water treatment plants to the wastewater system, unless treatment of PURECYCLE's wastewater requires special operations, systems or additional processes, in which cases PURECYCLE shall be responsible for all such costs. Notwithstanding the foregoing, PURECYCLE agrees to fully comply with all provisions of AMD's pretreatment program and shall be fully responsible for all fees, penalties and liabilities arising from PURECYCLE's failure to comply with pretreatment requirements.

                                    EXHIBIT C
      WATER SERVICE SCHEDULE, WATER TAP TAKEDOWN SCHEDULE, SPECIAL FACILITIES
                   SCHEDULE, AND WATER SYSTEM DEMAND ESTIMATES


WATER SERVICE SCHEDULE

In accordance with Section 3.02 of the Agreement, PURECYCLE shall endeavor to cause the below-described Wholesale Facilities to be constructed in accordance with the schedule shown below:

1. Phase Zero - Completion of Wholesale Water Facilities sufficient to furnish non-potable construction water near the well and at a flow rate not exceeding the production capacity from the initial Denver Basin well to be drilled at the northern Dedicated Groundwater wellfield ("Construction Water") not later than six months after the date of DEVELOPER's request for construction water, or within thirty days after the date that electric power is extended to or otherwise made available to the well-site, whichever shall last occur.

2. Phase One - Completion of Wholesale Water Facilities sufficient to provide potable water service including municipal-level fire protection flows ("Municipal Water Service"); not later than nine months after the DEVELOPER's request for Municipal Water Service. The DEVELOPER may not request Municipal Water Service without the prior or concurrent request for Construction Water.

3. Completion of subsequent phases and construction of additional Wholesale Water Facilities as required to provide water service to the developing Property in general conformance with the Water Tap Takedown Schedule described herein.

WATER  TAP  TAKEDOWN  SCHEDULE

In accordance with Section 4.02 of the Agreement, DEVELOPER agrees to purchase the minimum number of Water Taps described or shown below on or before the schedule or development milestone described and shown below. DEVELOPER may purchase additional Water Taps (up to a maximum number of 4,000 EQR) or may purchase Water Taps at an accelerated schedule provided that, in the judgment of PURECYCLE, water facilities are available or can be made available in a commercially reasonable manner by PURECYCLE to accommodate the demands of the additional Customers.

     (i) Twenty (20) Water Taps to be purchased 60 days after the date that the Preliminary Development Plan is recorded by Arapahoe County.

     (ii) An additional eighty (80) Water Taps to be purchased upon the DEVELOPER's request to PURECYCLE for Construction Water, resulting in a total of 100 Water Taps purchased.

     (iii) An additional fifty six (56) Water Taps to be purchased upon the DEVELOPER's request to PURECYCLE for Municipal Water Service, resulting in a total of 156 Water Taps purchased.

     (iv) An additional two hundred forty four (244) Water Taps to be purchased within 90 days following the DEVELOPER's request for Municipal Water Service, resulting in a total of 400 Water Taps purchased. The date that Municipal Water Service is made available by PURECYCLE, as evidenced by a certification letter from PURECYCLE to DEVELOPER, shall be the anniversary date ("Anniversary") for subsequent minimum tap purchases and certain other actions described herein.

     (v) An additional two hundred and fifty (250) Water Taps to be purchased on the first Anniversary and each subsequent Anniversary through the twelfth (12th) Anniversary, or until a total of 4,000 Water Taps are purchased, whichever is earlier. If the DEVELOPER has not purchased 4,000 Water Taps on the twelfth Anniversary, PURECYCLE shall not be obligated to sell additional Water Taps to the Property or to reserve Export Water to serve these additional Water Taps.

 Table C-1 summarizes required minimum Water Tap purchases by DEVELOPER, along with the schedule or development milestone for each takedown.

-----------------------------------------------------------------------------------------
                         TABLE C-1   WATER TAP TAKEDOWN SCHEDULE
-----------------------------------------------------------------------------------------
                                                  Scheduled Tap          Minimum Tap
                                                    Takedown              Takedown
                                               ------------------------------------------
                                               EQR Per   Cumulative  EQR Per   Cumulative
Development Milestone or Schedule              Takedown         EQR  Takedown         EQR
-----------------------------------------------------------------------------------------
60 days after PDP Approval by Arapahoe County        20          20        20          20
-----------------------------------------------------------------------------------------
DEVELOPER's Request for Construction Water           80         100        80         100
-----------------------------------------------------------------------------------------
DEVELOPER's Request for Municipal Water
Service                                              56         156        56         156
-----------------------------------------------------------------------------------------
90 days after DEVELOPER's Request for
Municipal Water Service                             244         400       244         400
-----------------------------------------------------------------------------------------
1st Anniversary of Municipal Water Service          400         800       250         650
-----------------------------------------------------------------------------------------
2nd Anniversary of Municipal Water Service          400       1,200       250         900
-----------------------------------------------------------------------------------------
3rd Anniversary of Municipal Water Service          400       1,600       250       1,150
-----------------------------------------------------------------------------------------
4th Anniversary of Municipal Water Service          400       2,000       250       1,400
-----------------------------------------------------------------------------------------
5th Anniversary of Municipal Water Service          400       2,400       250       1,650
-----------------------------------------------------------------------------------------
6th Anniversary of Municipal Water Service          400       2,800       250       1,900
-----------------------------------------------------------------------------------------
7th Anniversary of Municipal Water Service          400       3,200       250       2,150
-----------------------------------------------------------------------------------------
8th Anniversary of Municipal Water Service          400       3,600       250       2,400
-----------------------------------------------------------------------------------------
9th Anniversary of Municipal Water Service          400       4,000       250       2,650
-----------------------------------------------------------------------------------------
10th Anniversary of Municipal Water Service                               250       2,900
-----------------------------------------------------------------------------------------
11th Anniversary of Municipal Water Service                               250       3,150
-----------------------------------------------------------------------------------------
12th Anniversary of Municipal Water Service                               250       3,400
-----------------------------------------------------------------------------------------

SPECIAL  FACILITIES  SCHEDULE

DEVELOPER and AMD shall participate with the construction of Special Facilities in accordance with Section 4.03 of the Agreement. Table C-2 shows the schedule for the Special Facilities anticipated for the Property and PURECYCLE shall endeavor to have each Special Facility fully operational in accordance with the schedule.

---------------------------------------------------------------------------------------------
                           TABLE C-2    SPECIAL FACILITIES SCHEDULE
---------------------------------------------------------------------------------------------
Special Facility                                Development Milestone or Schedule
---------------------------------------------------------------------------------------------
"A" - Interim use of irrigation facilities for
potable service                                 Municipal Water Service
---------------------------------------------------------------------------------------------
"B" - Effluent  reservoir site                  Second Anniversary of Municipal Water Service
---------------------------------------------------------------------------------------------
"C" - Offsite Water Transmission Pipeline       DEVELOPER's Purchase of 1,500 Water Taps
---------------------------------------------------------------------------------------------
"D" - Separate Wastewater Service Provider      Use of Reclaimed Water for Irrigation
---------------------------------------------------------------------------------------------

WATER  SYSTEM  DEMAND  ESTIMATES

Development of the Water Facilities is to be phased. PURECYCLE has undertaken the planning and design of the Water Facilities to provide domestic water service for the Property's anticipated Customers based, in part, on the development schedule and other information provided by DEVELOPER and AMD. PURECYCLE shall use commercially reasonable efforts to provide sufficient and adequate water service to accommodate water demands in excess of those necessary to serve the Water Taps provided for in Table C-1. In the event that there is inadequate capacity to satisfy excess demands, PURECYCLE reserves the right to restrict issuance of Water Taps to those provided for in Table C-1.

                                    EXHIBIT D
                       WATER RIGHTS SPECIAL WARRANTY DEED

This Water Rights Special Warranty Deed is made and given effective ___________, 200_, by and from __________________________, a _____________________________,
whose  address  is  _________________________________________________________
("Grantor"), to PURECYCLE CORPORATION, a Delaware Corporation, whose address is 8451 Delaware Street, Thornton CO 80260 ("Grantee").

Grantor hereby sells, conveys, and assigns to Grantee all of Grantor's water rights, title and related rights and interests of every kind in and to 443 acre-feet per year of nontributary groundwater from the Upper Arapahoe, Lower Arapahoe and Laramie-Fox Hills aquifers underlying the lands described on Exhibit A attached hereto (the "Property"), in the following proportions: (1) 158 acre-feet per year from the Upper Arapahoe aquifer, (2) 105 acre-feet per year from the Lower Arapahoe aquifer, and (3) 180 acre-feet per year from the Laramie-Fox Hills aquifer (collectively the "Dedicated Groundwater"). The Dedicated Groundwater conveyed herein was decreed in Case No. 85CW157 in the Water Court for Water Division No. 1, State to Colorado.

Grantor hereby expressly reserves all of its rights, title and interests in and to all non-tributary waters in the Denver aquifer underlying or appurtenant to the Property and related interests not conveyed herein to Grantee.

Grantor further warrants the title and agrees to defend quiet and peaceable possession of the Dedicated Groundwater against all and every person or persons claiming title by, through or under Grantor.

Date  this  _________  day  of  ______________,  200_.


                                           ___________________________
Attest:

By: __________________________________     By: ________________________________


Its: _________________________________     Title:______________________________

STATE  OF  COLORADO                  )
                                     )  ss.
COUNTY  OF  ____________________     )

     The foregoing instrument was acknowledged before me this ______ day of __________, 2003, by _______________________, as ______________, and by
____________________________,  as  _______________,  of  ____________________, a
__________________________________.

     Witness  my  hand  and  official  seal.

     My  commission  expires:  ________________________


                                           -------------------------------------
                                           Notary Public
(  S  E  A  L  )

                                    EXHIBIT E

                             FEES, RATES AND CHARGES

RANGEVIEW's Water Tap Fee and water service charges as of the Effective Date of this Agreement are listed following for information purposes.

Water Tap Fee:  3,400 per EQR Water Resource Charge
                7,750 per EQR Water System Development Charge
                -----
                11,150 per EQR combined Water Tap Fee

     Potable  Water  Service  Charges:  $11.11  per  month  per  EQR  base  fee
       (plus) $2.26 per 1,000 gallons used for up to 10,000 gallons per billing cycle month (1)
       (plus) $2.90 per 1,000 gallons from 10,000 gallons up to 20,000 gallons used per billing cycle month
       (plus) $6.31 per 1,000 gallons over 20,000 gallons used per billing cycle month


     Irrigation  Tap  Fee:  No  separate  tap  fee  for  typical  residential
                            Customers
                            Same  as  Water  Tap  Fee  for  other  Customers

     Irrigation Water Service Charges: No separate base fee for typical residential Customers
       Base  fee  same  as that for potable water service for other Customers
       (plus) $1.92 per 1,000 gallons used for up to 10,000 gallons per billing cycle month
       (plus) $2.46 per 1,000 gallons from 10,000 gallons up to 20,000 gallons used per billing cycle month
       (plus) $5.36 per 1,000 gallons over 20,000 gallons used per billing cycle month

_______________
(1) Gallons per billing cycle month are for combined potable and irrigation use where customers are provided service from both systems.

                                    EXHIBIT F

                    OPTION AGREEMENT FOR EXPORT WATER SERVICE
                                     for the

                                  SKY RANCH PUD

     THIS OPTION AGREEMENT FOR EXPORT WATER SERVICE ("Agreement") is entered into this ______ day of October, 2003 by and between ICON INVESTORS I, LLC, a Colorado limited liability company ("DEVELOPER"); and PURE CYCLE CORPORATION, a Delaware corporation ("PURECYCLE").

                                       RECITALS

     WHEREAS, urban density development in general accordance with the "Preliminary Development Plan" (Arapahoe County Case No. Z01-010) is proposed for the Sky Ranch PUD ("Property"). The Property occupies about 772.3 acres generally located south of Interstate-70 frontage road, north of Alameda Avenue, west of Hayesmont Road, and east of Powhaton Road in unincorporated Arapahoe County Colorado.

     WHEREAS, the Property can be so developed only if adequate and sufficient domestic water service is provided thereto.

     WHEREAS, the Property is owned by the DEVELOPER and one of the obligations of the DEVELOPER is to provide domestic water service.

     WHEREAS, in order to facilitate future development of the Property, the DEVELOPER desires to enter into an agreement with PURECYCLE to secure an option to acquire water service to the Property, under the terms set forth below.

     WHEREAS, subject to the terms and conditions of the Amended and Restated Lease Agreement ("Lease") dated April 4, 1996 between the State of Colorado Board of Land Commissioners ("Land Board") and RANGEVIEW METROPOLITAN DISTRICT, a quasi-municipal corporation and political subdivision of the State of Colorado, acting by and through its Water Activity Enterprise ("RANGEVIEW"), and the Agreement for Sale of Export Water ("Export Water Agreement") dated April 11, 1996 between PURECYCLE and RANGEVIEW, the Land Board conveyed to RANGEVIEW, which subsequently conveyed to PURECYCLE, certain rights to surface water and groundwater on and beneath the Land Board's property known as the Lowry Range, which water rights are more specifically outlined in Section 6.1 of the Lease.

     WHEREAS, simultaneously herewith, the DEVELOPER, PURECYCLE, RANGEVIEW, and AIRPARK METROPOLITAN DISTRICT, a quasi-municipal corporation and political subdivision of the State of Colorado ("AMD") are entering into a Water Service Agreement ("Service Agreement") which provides for RANGEVIEW and PURECYCLE to provide water service to the Property.

     WHEREAS, PURECYCLE is capable of providing domestic water service to the Property subject to the terms and conditions of the Lease.

     WHEREAS, the execution of this Agreement will serve a public purpose and promote the health, safety, prosperity and general welfare by providing for the planned and orderly provision of domestic water service.

     NOW THEREFORE, in consideration of the above recitals, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DEVELOPER and PURECYCLE hereby agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATIONS
                         -------------------------------

1.01 Definitions. All terms which are not defined herein shall have the meaning assigned to them in the Service Agreement. As used herein unless the context indicates otherwise, the words defined below and capitalized throughout the text of this Agreement shall have the respective meanings set forth below:

     (a)  Anniversary:  The  annual  recurrence  of  the date falling sixty (60)
          -----------
     days after the date that the Preliminary Development Plan for the Property is recorded by Arapahoe County and which is the basis for the making of payments and for certain other actions under this Agreement.

     (b)  Dedicated  Export  Water:  The  Dedicated  Export  Water is the Export
          ------------------------
     Water  subject  to  this  Agreement  as  defined  in  Section  2.01 herein.

     (c)  Effective  Date:  The  Effective  Date of this Agreement as defined in
          ---------------
     Section  4.01  herein.

     (d)  Equivalent  Residential  Unit (EQR):  The  measure  of  demand  placed
          -----------------------------------
     upon the water facilities servicing the Property by a typical and average single-family detached residence, as determined under RANGEVIEW's Rules and Regulations.

     (e)  Export  Water:  Water  from  the  Lowry  Range  that PURECYCLE can use
          -------------
     outside  of  the  Lowry Range service area, as more specifically defined in
     Section  6.1  of  the  Lease.

     (f)  Export  Water  Deed:  The  Bargain  and Sale Deed for the Export Water
          -------------------
     among the Land Board, RANGEVIEW and PURECYCLE executed April 11, 1996, as recorded on July 31, 1996 at Reception No. A6097803 in the Arapahoe County Clerk and Recorder's Office, together with any and all amendments subsequently entered into by the said parties.

     (g)  Lease:  The Amended and Restated Lease Agreement between RANGEVIEW and
          -----
     the State of Colorado, acting by and through the Land Board (Lease No. S-37280), executed April 4, 1996, as recorded on July 31, 1996 at Reception No. A6097802 in the

     Arapahoe County Clerk and Recorder's Office, together with any and all amendments subsequently entered into by the said parties.

     (h)  Rules  and  Regulations:  The  Rules  and  Regulations  adopted  by
          -----------------------
     RANGEVIEW,  as  they  may  be  adopted  or  amended  from  time  to  time.

     (i)  Water  Tap:  The  written  authorization,  in the form of sequentially
          ----------
     numbered tap licenses issued by PURECYCLE, to connect to PURECYCLE's water facilities, as governed by RANGEVIEW's Rules and Regulations.

     (j)  Water  Tap  Fee:  Collective reference to the Water System Development
          ---------------
     Charge  and  the  Water Resource Charge, both as defined and established in
     Article  12  of  RANGEVIEW's  Rules  and  Regulations.

1.02  Interpretation.  In this Agreement, unless the context otherwise requires:
      --------------

     (a) The terms "herein," "hereunder," "hereby," "hereto," "hereof" and any similar term, refer to this Agreement as a whole and not to any particular Article, Section or subdivision hereof; the term "heretofore" means before the date of execution of this Agreement; the term "now" means at the date of execution of this Agreement; and the term "hereafter" means after the date of execution of this Agreement.

     (b) All definitions, terms and words shall include both the singular and the plural.

     (c) Words of the masculine gender include correlative words of the feminine and neuter genders, and words importing the singular number include the plural number and vice versa.

     (d) The captions or headings of this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provision, Article or Section of this Agreement.

                                    ARTICLE 2
                                  OPTION TERMS
                                  ------------

2.01  Option. In consideration for the payment of the option fee pursuant to the
      ------
schedule set forth in 2.02 (the "Option Fee") by the DEVELOPER to PURECYCLE, PURECYCLE shall grant and convey to DEVELOPER an option (the "Option") to purchase Water Taps for customers on the Property beyond 1,500 EQR and up to a total of 4,000 EQR. One Thousand Two Hundred (1,200) acre-feet per year of the Export Water (the "Dedicated Export Water") shall be so reserved by PURECYCLE. The valuation for the Dedicated Export Water shall be set forth in accordance with Section 2.05. The DEVELOPER shall be authorized to exercise the Option beginning upon the Effective Date and expiring on the earliest date described following:

     (a) date on which the DEVELOPER has purchased Water Taps for 1,500 Equivalent Residential Units ("EQR") on the Property; or

     (b) at 5:00 p.m. on the fifth (5th), sixth (6th), or seventh (7th) Anniversary, unless in each case the DEVELOPER extends the option in accordance with Section 2.03;

     (c)  at  5:00  p.m.  on  the  eighth  (8th)  Anniversary.

PURECYCLE's obligations to convey and deliver Export Water to the DEVELOPER shall be expressly subject to the terms and conditions of the Export Water Deed.

2.02  Payment  Terms.  The  Option  Fee  shall  be  payable  by the DEVELOPER to
      --------------
PURECYCLE in cash, by wire transfer or by certified check with payments being made directly to the trust account of Davis Graham & Stubbs LLP as follows:

     (a) Fifty Thousand Dollars ($50,000) payable 60 days after the date that the Preliminary Development Plan is recorded by Arapahoe County;

     (b) Fifty Thousand Dollars ($50,000) payable on each of the first, second, third and fourth Anniversary unless the Option is exercised prior to such anniversary date, in which case no further Option Fee shall be due.

2.03  Extension of Option. In the event that the DEVELOPER has not exercised the
      -------------------
Option in accordance with Section 2.01, the DEVELOPER may extend the Option for up to an additional three one-year terms by making payments to PURECYCLE of One Hundred Thousand Dollars ($100,000) (the Option Extension Fee) for each additional one-year extension term. Payments shall be due on the fifth Anniversary for a one year extension, on the fifth and sixth Anniversaries for a two year extension, and on the fifth, sixth and seventh Anniversaries for a three year extension.

2.04  Exercise Terms.  The Option shall be exercised by the DEVELOPER delivering
      --------------
to PURECYCLE written notice of its intent to proceed with development beyond 1,500 EQR, provided such notice is delivered during the term of the Option and the DEVELOPER is then in compliance with any other contracts between the DEVELOPER and PURECYCLE and/or RANGEVIEW. Upon the DEVELOPER's exercise of the Option, PURECYCLE shall reserve the Dedicated Export Water for use on the Property and shall diligently complete construction of the facilities necessary to deliver the Dedicated Export Water to the Property, and PURECYCLE will provide domestic water service to the Property in accordance with the Service Agreement.

2.05  Dedicated Export Water Valuation.  The value of the Dedicated Export Water
      --------------------------------
shall be calculated based on RANGEVIEW's Rules and Regulations in effect at the time of exercise. The Rules and Regulations establish an allocation of 0.7 acre-feet per year per EQR. The 1,200 acre-feet per year of Dedicated Export
Water is allocated to 1,714 EQR's which, when multiplied by the current Water Resource Charge of $3,400 per EQR, results in a total valuation of $5,827,600. Upon receipt of the payment of the Water Resource Charge for each tap, PURECYCLE will provide evidence to DEVELOPER that the Export Water associated with such tap has been released from any encumbrances.

2.06  Termination  of  Option.  PURECYCLE shall have the right to terminate this
      -----------------------
Agreement if the DEVELOPER fails to pay any portion of the Option Fee or any Option Extension Fee when due, unless such failure is cured within thirty (30) days by the DEVELOPER making payment of all amounts due, plus interest at the rate of (10%) per annum from the date of default to the date of payment, and payment of all costs incurred by PURECYCLE as a result of the default, including but not limited to attorneys' fees.

                                    ARTICLE 3
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------

3.01  DEVELOPER  Representations  and  Covenants.  In  addition  to  the  other
      ------------------------------------------
representations, warranties and covenants made by the DEVELOPER herein, the DEVELOPER makes the following representations, warranties and covenants to
PURECYCLE:

     (a) The DEVELOPER is duly authorized to execute this Agreement and perform its obligations hereunder, and all action on its part for the execution and delivery of this Agreement has been or will be duly and effectively taken.

     (b) Neither the execution of this Agreement, the consummation of the transactions contemplated hereunder, nor the fulfillment of or the compliance with the terms and conditions of this Agreement by the DEVELOPER will conflict with or result in a breach of any terms, conditions or provisions of, or constitute a default under, or result in the imposition of any prohibited lien, charge or encumbrance of any nature under any agreement, instrument, indenture or any judgment, order or decree to which the DEVELOPER is a party or by which the DEVELOPER or the Property are bound.

3.02  PURECYCLE  Representations  and  Covenants.  In  addition  to  the  other
      ------------------------------------------
representations, warranties and covenants made by PURECYCLE herein, PURECYCLE makes the following representations, warranties and covenants to AMD:

     (a) PURECYCLE is duly authorized to execute this Agreement and perform its obligations hereunder, and all action on its part for the execution and delivery of this Agreement has been or will be duly and effectively taken.

     (b) Neither the execution of this Agreement, the consummation of the transactions contemplated hereunder, nor the fulfillment of or the compliance with the terms and conditions of this Agreement by PURECYCLE will conflict with or result in a breach of any terms, conditions or provisions of, or constitute a default under, the Export Water Agreement, the Export Water Deed, or any other mortgage, indenture or other instrument to which PURECYCLE is a party or by which it is bound, or result in the imposition of any prohibited lien, charge or encumbrance of any nature under any agreement, instrument, indenture or any judgment, order or decree of any court to which PURECYCLE is a party or by which PURECYCLE is bound.

3.03  Instruments  of  Further  Assurance.  The DEVELOPER and PURECYCLE covenant
      -----------------------------------
that they will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such acts, instruments and transfers as may reasonably be required for the performance of their obligations hereunder.

                                    ARTICLE 4
                            MISCELLANEOUS PROVISIONS
                            ------------------------

4.01  Effective  Date;  Contingency.  This  Agreement shall be in full force and
      -----------------------------
effect and be legally binding on the date it is fully executed and delivered by the Parties hereto and upon the meeting of the contingency described immediately below. This entire Agreement is expressly contingent upon approval from Arapahoe County of the Preliminary Development Plan ("PDP"), County Case Number Z01-010. If said approval of the PDP is not obtained in a timely manner, but in no event later than June 1, 2004, either party may terminate the Agreement on or before September 1, 2004, upon thirty days written notice to the other party and this Agreement shall be terminated and of no force or effect, except that, in the event of termination pursuant to this Section, DEVELOPER shall reimburse PURECYCLE for all administrative, engineering and attorney fees and expenses incurred by PURECYCLE in pursuing and planning for water service to the Property prior to such date of termination.

4.02  Savings  Clause.  If  any  provision  of this Agreement causes a breach or
      ---------------
violation of the Lease or the Export Water Deed, the parties shall work together to revise such provision so that it no longer causes such breach or violation.

4.03  Time is of the Essence.  Time is of the essence hereof; provided, however,
      ----------------------
that if the last day permitted or the date otherwise determined for the performance of any act required or permitted under this Agreement falls on a Saturday, Sunday or legal holiday, the time for performance shall be extended to the next succeeding business day, unless otherwise expressly stated.

4.04  Parties Interested Herein.  Nothing expressed or implied in this Agreement
      -------------------------
is intended or shall be construed to confer upon, or to give to, any person other than PURECYCLE and the DEVELOPER, any right, remedy or claim under or by reason of this Agreement or any covenants, terms, conditions or provisions hereof. All the covenants, terms, conditions and provisions in this Agreement by and on behalf of PURECYCLE and the DEVELOPER shall be for the sole and exclusive benefit of the parties hereto.

4.05  Covenants  Run  With  the  Land.  The  covenants,  terms,  conditions  and
      -------------------------------
provisions set forth in this Agreement shall inure to and be binding upon the representatives, successors and assigns of the parties hereto and shall run with the Property. This Agreement or a Memorandum of Agreement may be executed by the parties and recorded against the Property.

4.06  Notices.  Except  as  otherwise  provided  herein, all notices or payments
      -------
required to be given under this Agreement shall be in writing and shall be hand-delivered or sent by certified mail, return receipt requested, to the following addresses:

          To  PURECYCLE:  Pure  Cycle  Corporation
                          8451  Delaware  Street
                          Thornton,  Colorado  80260
                          Tel  (303)292-3456
                          Fax  (303)292-3475

          To  DEVELOPER:  Icon  Investors  I,  LLC
                          5299  DTC  Boulevard,  Suite  815
                          Greenwood  Village,  CO  80111
                          Tel  (303)984-9800
                          Fax  (303)984-9874

All  notices  will  be deemed effective one (1) day after hand-delivery or three
(3) days after mailing by registered or certified mail, postage prepaid with return receipt. Any party by written notice to provided may change the address to which future notices shall be sent.

4.07  Severability.  If  any  covenant,  term, condition or provision under this
      ------------
Agreement shall, for any reason, be held to be invalid or unenforceable, the invalidity or unenforceability of such covenant, term, condition or provision shall not affect any other provision contained herein, the intention being that such provisions are severable.

4.08  Counterparts.  This Agreement may be executed in one or more counterparts,
      ------------
each of which shall constitute an original, but all of which shall constitute one and the same document.

4.09  Amendment.  This  Agreement  may be amended from time to time by agreement
      ---------
between the Parties hereto; provided, however, that no amendment, modification or alteration of the terms or provision hereof shall be binding upon either party unless the same is in writing and duly executed by all parties hereto.

4.10 Governing Law.  This Agreement arises out of the transaction of business in
     -------------
the State of Colorado by the parties hereto. This Agreement shall be governed and construed in accordance with the laws of the State of Colorado. The performance by the parties hereto of their respective obligations provided for in this Agreement shall be in strict compliance with all applicable laws and the rules and regulations of all governmental agencies, municipal, county, state and federal, having jurisdiction in the premises.

4.11  Assignment.  DEVELOPER  may assign their rights and obligations under this
      ----------
Option Agreement for Export Water Service to another entity with the prior written consent of PURECYCLE, which consent shall not be unreasonably withheld or delayed.

4.12  Enforcement.  The parties agree that this Agreement may be enforced in law
      -----------
or equity, for specific performance, mandamus, injunctive or other appropriate relief, including damages, as may be available according to the laws and statutes of the State of Colorado.

4.13  Service Agreement.  The parties agree that all of the terms and provisions
      -----------------
of the Service Agreement are incorporated herein by this reference. To the extent there is any conflict between the provisions of this Agreement and the Service Agreement, the Service Agreement shall control.

4.14  Attorneys'  Fees.  In  the event either party finds it necessary to employ
      ----------------
legal counsel or to bring an action at law or other proceeding against the other party to enforce any of the terms, covenants, or conditions of this Agreement, the party prevailing in any such action or other proceeding shall be paid all reasonable attorneys' fees by the other party, and in the event any judgment is secured by such prevailing party, all such attorneys' fees, as determined by a court and not by jury, shall be included in any such judgment.

                                   Pure  Cycle  Corporation,  a  Delaware
                                   Corporation


                                   By:
                                      ------------------------------------------
                                        Mark Harding, President

                                   Icon Investors I, LLC, a Colorado Limited
                                   Liability Company

                                   By:  Airway Park Manager, LLC, a Colorado
                                        limited liability company

                                        By:
                                           -------------------------------------
                                             Andrew R. Klein, its Manager

STATE OF COLORADO         )
                          )  ss.
COUNTY  OF  _________     )

     The foregoing instrument was acknowledged before me this ______ day of November, 2003, by Mark Harding, as President of Pure Cycle Corporation, a Delaware corporation.

     Witness  my  hand  and  official  seal.

     My  commission  expires:  ________________________



                                           -------------------------------------
                                           Notary Public
(  S  E  A  L  )

STATE OF COLORADO         )
                          )  ss.
COUNTY  OF  _________     )

     The foregoing instrument was acknowledged before me this ______ day of November, 2003, by Andrew R. Klein, as Manager of Airway Park Manager, LLC, a Colorado limited liability company, as Manger of ICON INVESTORS I, LLC

     Witness  my  hand  and  official  seal.

     My  commission  expires:  ________________________



                                           -------------------------------------
                                           Notary Public
(  S  E  A  L  )

                                    EXHIBIT G

                                ESCROW AGREEMENT

     The undersigned principals wish to establish an escrow account with The Bank of Cherry Creek, N. A., hereinafter referred to as Escrow Agent, for the purposes established herein.

     FIRST: Detail of the assets and other items to be deposited into escrow are listed on the attached Schedule A which is attached hereto and is hereby incorporated into this agreement.

     SECOND: Specific instructions to the Escrow Agent are detailed in the attached Schedule B which is attached hereto and is hereby incorporated into this agreement.

     THIRD: The provisions of this agreement may only be supplemented, altered, amended, modified or revoked in writing signed by all of the parties hereto and after payment of all fees, costs and expenses of the Escrow Agent.

     FOURTH: No assignment, transfer, conveyance or hypothecation of any right, title or interest in and to the subject matter of this escrow shall be binding upon the Escrow Agent unless written notice thereof shall be served upon the Escrow Agent and all fees, costs and expenses incident thereto shall have been paid and then only upon the Escrow Agent's assent thereto in writing.

     FIFTH: Any notice required or desired to be given by the Escrow Agent to any party to this Escrow may be given by mailing the same addressed to such party at the address given below or the most recent address of such party shown on the records of the Escrow Agent, and notice so mailed shall for all purposes hereof be as effectual as though served upon such party in person at the time of depositing such notice in the mail.

     SIXTH: The Escrow Agent may receive any payment called for hereunder after the due date thereof unless subsequent to the due date of such payment and prior to the receipt thereof the Escrow Agent shall have been instructed in writing to refuse such payment.

     SEVENTH: The Escrow Agent shall not be personally liable for any act it may do or omit to do hereunder as such agent, while acting in good faith and in the exercise of its own best judgment.

     EIGHTH: Except as set forth in this Agreement or its schedules, the Escrow Agent is hereby expressly authorized to disregard any and all notices or warnings given by any of the parties hereto, or by any other person, firm or corporation, excepting only orders or process of court, and is hereby expressly authorized to comply with and obey any and all process, orders, judgments or decrees of any court, and in case the Escrow Agent obeys or complies with any such process, order, judgment or decree of any court it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such process, order, judgment or decree be subsequently reversed, modified, annulled, set aside or vacated, or found to have been issued or entered without jurisdiction.

     NINTH: In consideration of the acceptance of this escrow by the Escrow Agent, the undersigned agree, jointly and severally, for themselves, their heirs, legal representatives, successors and assigns to pay the Escrow Agent its charges hereunder and to release it as to any liability by it incurred to any other person, firm or corporation by reason of its carrying out any of the terms thereof, and to reimburse it for all its expenses, including, among other things, reasonable counsel fees and court costs incurred in connection with litigation arising out of this Agreement. Escrow fees or charges, as distinguished from other expenses hereunder, are those fees detailed in the nineteenth paragraph hereof.

     TENTH: The Escrow Agent shall comply strictly with the requirements of this Agreement but shall be under no duty or obligation to ascertain the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver these instructions or any documents or papers of payments deposited or called for hereunder, and assumes no responsibility or liability for the validity or sufficiency of these instructions or any documents or papers or payments deposited or called for hereunder.

     ELEVENTH: The Escrow Agent shall not be liable for the outlawing of any rights under any Statute of Limitation or by reason of laches in respect to these instructions or any documents or papers deposited.

     TWELFTH: In the event of any dispute between the parties hereto as to the facts of default, the validity or meaning of these instructions or any other fact or matter relating to the transaction between the parties, the Escrow Agent is instructed as follows:

     That it shall be under no obligation to act, except under process or order of court, and shall sustain no liability for its failure to act pending such process or court order;

     That it may in its sole and absolute discretion, deposit the property herein or so much thereof as remains in its hands with the then Clerk, or acting Clerk, of the District Court of Arapahoe County, State of Colorado, interplead the parties hereto, and upon so depositing such property and filing its complaint in interpleader it shall be relieved of all liability under the terms hereof as to the property so deposited, and furthermore, the parties hereto for themselves, their heirs, legal representatives, successors and assigns do hereby submit themselves to the jurisdiction of said court. The institution of any such interpleader action shall not impair the rights of the Escrow Agent under ninth paragraph above.

     THIRTEENTH: Any expenses to transfer any instruments or other property deposited hereunder may be paid by the Escrow Agent from funds held in Escrow, or if none then the undersigned will pay or reimburse for any such expense.

     FOURTEENTH:   If  the  deposits  hereunder  are  not  withdrawn  before
_____________, 20__, then PureCycle Corporation and Icon Investors I, LLC will jointly provide the Escrow Agent with written instructions regarding disbursements of the deposits.

     FIFTEENTH: The provisions of these instructions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

     SIXTEENTH:   The  parties  hereto  shall be entitled to any income produced from  investments  held  in  this  Escrow.

     SEVENTEENTH:  Other  provisions:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
-------------------

     EIGHTEENTH: This agreement shall be construed under the laws of the State of Colorado.

     NINETEENTH: The undersigned principals hereby agree to pay the Escrow Agent the following fees:

-----------------------------------------------------------------------
               $500.00  ANNUALLY  (DEDUCTED  FROM  ACCOUNT  EACH  JUNE)
-----------------------------------------------------------------------

Fees  will  be  charged  as  follows:

Deduct  from  account   XX           Send  invoice  _____        Charge Checking
                      ------
#___________      Fee  at  closing  _____

Party(ies)  responsible  for  fees  PureCycle  Corporation and Icon Investors I,
                                    --------------------------------------------
LLC
-----------------------------


     This agreement consists of four typewritten pages including this page and the additional three schedules which are incorporated by reference.

     IN WITNESS WHEREOF the undersigned have hereunto affixed their signatures on the _____ day of ___________, 2003.



-----------------------------       -------------------------------
Principal                           Principal

PureCycle  Corporation              Icon  Investors  I,  LLC
8451  Delaware  Street              5299 DTC Boulevard, Suite 815
Thornton,  Colorado  80260          Greenwood  Village,  CO  80111


-----------------------------       -------------------------------
Tax  Identification  No.            Tax  Identification  No.

(303)292-3456  /303)292-3475        (303)984-9800 /(303)984-9874
-----------------------------       -------------------------------
Telephone  No.  /  Fax  No.         Telephone  No.  /  Fax  No.

ACCEPTED:

The  Bank  of  Cherry  Creek,  N.  A.,  Escrow  Agent


By:__________________________________

                                    EXHIBIT H

                           WATER OPINION REQUIREMENTS


     1. PURECYCLE owns the right to divert and sell outside the Lowry Range the use of the Dedicated Export Water which will be used to supply the Property.

     2.   The  Dedicated  Export     Water has not been conveyed or committed to
ECCV  under  the  ECCV  Agreement,  or  otherwise.

     3. The Dedicated Export Water is not reserved to the Land Board pursuant to Section 5.1(c) of the Amended and Restated Lease Agreement and per Exhibit A thereto.

     4. The Dedicated Export Water may be used for purposes as contemplated by the Water Use Agreement, including re-use to extinction except for augmentation obligations.

     5. The Dedicated Export Water is not part of the "Reserved Water" described in Section 5.1(e) of the Amended and Restated Lease Agreement.

     6. Rangeview has diligently pursued and obtained the adjudication of Water Rights as contemplated by Section 5.4 of the Amended and Restated Lease Agreement.

     7. The only encumbrances on the Dedicated Export Water to be used to provide service under the Water Service Agreement are the provisions of the Amended and Restated Lease Agreement and the Mortgage Deed, Security Agreement, and Financing Statement dated 4/11/96 made by PURECYCLE for the benefit of the Land Board.

     8. The Dedicated Export Water to be used to provide service under the Water Service Agreement is not subject to rights of first refusal for the benefit of ECCV or Arapahoe County.

                                    EXHIBIT I

                         LAND BOARD ESTOPPEL CERTIFICATE


This Estoppel Certificate is given jointly to Airpark Metropolitan District, a quasi-governmental corporation and political subdivision of the State of Colorado ("AMD"), and ICON Investors I, LLC, a Colorado limited liability company ("Developer"), by the State of Colorado, acting through its State Board of Land Commissioners (the "State"), with the understanding that AMD and Developer will rely on this Certificate in connection with entering into a Water Service Agreement among AMD, Developer, Pure Cycle Corporation, a Delaware corporation ("PureCycle"), and Rangeview Metropolitan District, a quasi-governmental corporation and political subdivision of the State of Colorado ("Rangeview").
The  State  hereby  certifies  as  follows:
     1. The State is the Lessor under that certain Amended and Restated Lease Agreement between Rangeview and the State (Lease No. S-37280), executed April 4, 1996, as recorded on July 31, 1996 at Reception No. A6097802 in the Arapahoe County Clerk and Recorder's Office (the "Lease"). A true, correct and complete copy of the Lease, together with any amendments, modifications and supplements thereto, is attached hereto. The Lease is the entire agreement between the State and Rangeview pertaining to the use of all the waters on and under the Lowry Range (as defined under the "Lease"). There are no amendments, modifications, supplements, arrangements, side letters or understandings, oral or written of any sort, of the Lease, except as attached.
     2. The Lease has been duly executed and delivered by, and is a binding obligation of, the State, and the Lease is in full force and effect.
     3. All current obligations of the State under the Lease have been performed, and to the best of the State's knowledge Rangeview is not currently in default under the Lease.
     4. The State is not in default under the Lease. The State has not assigned, transferred or hypothecated the Lease or any interest therein.
     5. The person executing this Estoppel Certificate is authorized by the State to do so and execution hereof is the binding act of the State enforceable against the State.

IN WITNESS WHEREOF, the State has executed this Estoppel Certificate this __ day of _____________, 200_.
                              STATE  OF  COLORADO
                              STATE  BOARD  OF  LAND  COMMISSIONERS


                              By:_____________________________________
                                   President

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                                    EXHIBIT J

                         RANGEVIEW ESTOPPEL CERTIFICATE

This Estoppel Certificate is given jointly to Airpark Metropolitan District, a quasi-governmental corporation and political subdivision of the State of Colorado ("AMD"), and ICON Investors I, LLC, a Colorado limited liability company ("Developer"), by the Rangeview Metropolitan District, a quasi-governmental corporation and political subdivision of the State of Colorado ("Rangeview"), with the understanding that AMD and Developer will rely on this Certificate in connection with entering into a Water Service Agreement among AMD, Developer, Pure Cycle Corporation, a Delaware corporation ("PureCycle"), and Rangeview.

Rangeview  hereby  certifies  as  follows:
     1. Rangeview is Lessee under that certain Amended and Restated Lease Agreement between Rangeview and the State Board of Land Commissioners (Lease No. S-37280), executed April 4, 1996, as recorded on July 31, 1996 at Reception No. A6097802 in the Arapahoe County Clerk and Recorder's Office (the "Lease"). A true, correct and complete copy of the Lease, together with any amendments, modifications and supplements thereto, is attached hereto. The Lease is the entire agreement between Rangeview and the State pertaining to the use of all the waters on and under the Lowry Range (as defined under the "Lease"). There are no amendments, modifications, supplements, arrangements, side letters or understandings, oral or written of any sort, of the Lease, except as attached.
     2. The Lease has been duly executed and delivered by, and is a binding obligation of, Rangeview, and the Lease is in full force and effect.
     3. All current obligations of the Rangeview under the Lease have been performed, and to the best of Rangeview's knowledge, neither the State or Rangeview are currently in default under the Lease.
     4. Rangeview has not assigned, transferred or hypothecated the Lease or any interest therein.
     5. The person executing this Estoppel Certificate is authorized by Rangeview to do so and execution hereof is the binding act of Rangeview enforceable against the Rangeview.

IN WITNESS WHEREOF, Rangeview has executed this Estoppel Certificate this __ day of _________, 200_.
                              RANGEVIEW  METROPOLITAN  DISTRICT


                              By:_____________________________________

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